UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Wealth Builder Fund

(formerly, Delaware Dividend Income Fund)

November 30, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Wealth Builder Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information

●	Obtain share prices

●	Check your account balance and recent transactions

●	Request statements or literature

●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Wealth Builder Fund	December 6, 2016

Performance preview (for the year ended November 30, 2016)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	+6.37%
Delaware Wealth Builder Fund (Class A shares)	1-year return	+6.11%
60% S&P 500 ® Index / 40% Bloomberg Barclays U.S. Aggregate Index (primary benchmark)	1-year return	+5.83%
S&P 500 Index (secondary benchmark)	1-year return	+8.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The primary benchmark index for the Fund has been changed to a blended index to better reflect the nature of the underlying securities held by the Fund.

Please see page 6 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

At a meeting on May 18, 2016, Delaware Group Equity Funds V’s Board of Trustees approved a change to the name of the Fund. Effective as of June 30, 2016, the name of the Fund changed from “Delaware Dividend Income Fund” to “Delaware Wealth Builder Fund.”

Strength from equities and high yield bonds

At the start of the Fund’s fiscal year in December 2015, U.S. stocks were struggling amid concerns about sluggish global economic growth. That month, in a long-anticipated move, the U.S. Federal Reserve raised its benchmark short-term interest rate by 0.25 percentage points. It was the central bank’s first rate increase in nine years. Unexpectedly, it was also the Fed’s lone rate hike during the Fund’s fiscal year, even though the 12-month period ended with an improving economic backdrop that helped build momentum for a follow-up rate increase.

From early in the fiscal year through July 2016, the Fed’s decision to maintain low interest rates was a particular boon for income-oriented equities, such as those of utilities and telecommunication services companies, which benefited from investors’ desire for yield. Other income-focused asset classes, such as real estate investment trusts (REITs), convertible securities, and high yield bonds, saw strong results during this time.

The stock market’s rally was briefly derailed in June by the United Kingdom’s “Brexit” vote to end its involvement in the European Union. Although global stock prices immediately plunged, most equity indices returned to their previous levels within weeks before markets took a breather in late summer and early fall.

The next consequential event for the markets came in November with the U.S. election. Donald Trump’s surprise presidential victory gave Republicans unified control of the federal government, and investors seemed to conclude that the incoming administration’s likely focus on deregulation, lower taxes, and increased fiscal spending could provide a near-term boost to the economy. Coupled with improved economic data, economically sensitive stocks and more-speculative stocks benefited the most. Market interest rates rose along with concern about inflation, which made yield-oriented investments such as dividend-paying stocks and REITs less attractive for investors.

1

Portfolio management review
Delaware Wealth Builder Fund

In all, the Fund’s fiscal year was a strong environment for large-cap value stocks, which make up a sizable allocation in the Fund. As measured by the Russell 1000® Value Index, this asset class returned +12.0% for the fiscal year. Similarly, high yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High-Yield Index, returned +12.1% overall, reflecting investors’ increased tolerance for credit risk and an improved financial backdrop for lower-rated issuers.

The REIT market was strong for much of the fiscal year, but struggled as market rates rose toward fiscal year end. In this environment, the FTSE NAREIT Equity REITs Index returned +5.6%.

Fund performance

For its fiscal year ended Nov. 30, 2016, Delaware Wealth Builder Fund Institutional Class shares returned +6.37%. The Fund’s Class A shares returned +6.11% at net asset value and +0.03% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s primary benchmark, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index, returned +5.83%. The Fund’s secondary benchmark, the S&P 500 Index, returned +8.06%. Complete annualized performance for Delaware Wealth Builder Fund is shown in the table on page 4.

Individual outperformers and underperformers

Substantial allocations to large-cap value stocks and high yield bonds — which together made up more than 60% of the Fund’s portfolio as of fiscal year end — were significantly positive performance factors. Allocations to U.S. investment grade and municipal bonds, both of which underperformed the Fund’s primary benchmark, were less helpful. However, the Fund’s limited exposure to both categories limited their effect on performance.

The Fund was generally positioned defensively. This stance helped performance overall but was a headwind in November 2016, as lack of exposure to banks and other interest-rate-sensitive asset classes left the Fund at a relative disadvantage in the market rally. November proved to be the exception, however, in what was otherwise a strong fiscal year for the Fund.

Within the Fund’s dedicated large-cap value equity subportfolio (which was 44% of the Fund’s portfolio as of Nov. 30, 2016), various holdings stood out as contributors to performance, including:

●	Spectra Energy, which saw its shares rise sharply in September after the company agreed to be acquired for a premium price.

●	Royal Dutch Shell, a Netherlands-based diversified oil and gas company that benefited from generally rising energy prices.

●	CSX, a rail operator that benefited from the market’s increased confidence about economic growth.

Other notable contributors included solid-waste company Waste Management; agricultural producer Archer-Daniels-Midland; BB&T and Huntington Bancshares, two banks that have been able to lend more profitably as a result of rising rates; and alternative asset manager Blackstone Group.

Although the Fund’s large-cap equity portfolio enjoyed generally strong results, some holdings struggled. For example, healthcare positions such as AstraZeneca, a U.K.-based biopharmaceutical manufacturer, and drug distributor Cardinal Health were weighed down by investors’ concern about U.S. drug pricing trends. Another disappointing equity position was Valero Energy Partners, a master limited partnership that owns energy transportation assets.

In the Fund’s REIT subportfolio, strong performers included a handful of industrial property owners, as increased reliance on e-commerce has boosted

2

the demand for specialized warehouse and distribution facilities. In this category, strong performers included Duke Realty, Prologis, and Terreno Realty. In contrast, the Fund was hampered by a position in Belgium-based property owner Intervest Offices & Warehouses, which was slowed by rising interest rates. Simon Property Group, a mall owner and operator, also detracted from performance as retailers were affected by the rise of e-commerce sales that hindered brick-and-mortar real estate.

Maintaining a yield-oriented approach

Throughout the fiscal year, we continued to emphasize securities offering competitive yields and the potential for dividend growth. We also maintained our focus on managing the portfolio’s downside risk and seeking to limit potential capital losses.

As of Nov. 30, 2016, the Fund’s largest asset allocations were in equities and high yield bonds, which made up nearly 50% and 17% of the portfolio, respectively. The Fund also had a 12% weighting in convertible securities, a 9% allocation to REITs, and a 6% position in U.S. investment grade debt.

For much of the 12-month time frame, the Fund was positioned relatively defensively. Late in the fiscal period, we looked for selected opportunities to capture additional potential gains in the market. This entailed adding some exposure to banks and other financial stocks that we believed could benefit from higher interest rates. Although these moves added value during the November stock market rally, the Fund would have benefited from having even more exposure to banks earlier on.

Of final note, we added a credit default swap as a hedge against struggles in the high yield bond market. We also employed other derivative securities, including currency futures to facilitate the purchase and sale of securities in the Fund, and futures on the S&P 500, which we used tactically in an attempt to take advantage of periodic opportunities that we saw in the marketplace. None of these derivative securities had a material effect on the Fund’s performance during the fiscal period.

Staying defensive amid uncertainty

In the wake of November’s U.S. elections, investors face considerable uncertainty about the future, including questions about the economic impact of regulatory and tax policy, and the direction of interest rates. Against this backdrop, we think defensive positioning remains a prudent course of action, given a wide range of potential outcomes for investors.

As of fiscal year end, with rates rising but still low in historical terms, we continue to operate in a world in which income and yield remain in demand by investors. However, we believe investing for yield alone can be risky as it is dependent on interest rate policies rather than fundamentals. We believe an approach of investing in a diversified mix of securities, throughout the capital structure, has the potential to provide sustainable income and the ability to build capital over time.

3

Performance summary
Delaware Wealth Builder Fund	November 30, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+6.11%	+9.40%	+4.78%	+7.75%
Including sales charge	+0.03%	+8.12%	+4.16%	+7.43%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	+5.30%	+8.59%	+4.00%	+5.68%
Including sales charge	+4.30%	+8.59%	+4.00%	+5.68%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	+5.76%	+9.11%	+4.51%	+6.19%
Including sales charge	+5.76%	+9.11%	+4.51%	+6.19%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	+6.37%	+9.69%	+5.04%	+7.93%
Including sales charge	+6.37%	+9.69%	+5.04%	+7.93%
60% S&P 500 Index / 40% Bloomberg
Barclays U.S. Aggregate Index	+5.83%	+9.65%	+6.14%	+7.01%*
S&P 500 Index	+8.06%	+14.45%	+6.89%	+7.61%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual

4

distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.08%	1.83%	1.33%	0.83%
(without fee waivers)
Net expenses	1.08%	1.83%	1.33%	0.83%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Wealth Builder Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2006, through Nov. 30, 2016

For the period beginning Nov. 30, 2006, through Nov. 30, 2016	Starting value	Ending value
S&P 500 Index	$10,000	$19,461
60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Index	$10,000	$18,155
Delaware Wealth Builder Fund — Institutional Class shares	$10,000	$16,348
Delaware Wealth Builder Fund — Class A shares	$9,425	$15,030

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Index (the Fund’s primary benchmark) and the S&P 500 Index (the Fund’s secondary benchmark) as of Nov. 30, 2006. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. The Bloomberg Barclays U.S. Aggregate Index (formerly known as the Barclays U.S. Aggregate Index) is a broad composite that tracks the investment grade domestic bond market.

The Bloomberg Barclays U.S. Corporate High-Yield Index, mentioned on page 2, is composed of U.S. dollar–denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The FTSE NAREIT Equity REITs Index, mentioned on page 2, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

6

The Russell 1000 Value Index, mentioned on page 2, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

7

Disclosure of Fund expenses
For the six-month period from June 1, 2016 to November 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2016 to Nov. 30, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Wealth Builder Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Annualized Expense Ratio	Expenses Paid During Period 6/1/16 to 11/30/16*

Actual Fund return†
Class A	$1,000.00	$1,029.80	1.12%	$5.68
Class C	1,000.00	1,025.90	1.87%	9.47
Class R	1,000.00	1,027.80	1.37%	6.95
Institutional Class	1,000.00	1,031.10	0.87%	4.42

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.12%	$5.65
Class C	1,000.00	1,015.65	1.87%	9.42
Class R	1,000.00	1,018.15	1.37%	6.91
Institutional Class	1,000.00	1,020.65	0.87%	4.39

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund	As of November 30, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	55.95%
Consumer Discretionary	3.81%
Consumer Staples	6.11%
Diversified REITs	0.39%
Energy	7.04%
Financials	5.18%
Healthcare	8.91%
Healthcare REITs	0.76%
Hotel REITs	0.53%
Industrial REITs	0.39%
Industrials	3.57%
Information Technology	6.63%
Mall REITs	0.98%
Manufactured Housing REIT	0.16%
Materials	1.64%
Mixed REIT	0.23%
Multifamily REITs	1.80%
Office REITs	1.87%
Shopping Center REITs	1.18%
Single Tenant REIT	0.12%
Telecommunication Services	3.26%
Utilities	1.39%
Exchange-Traded Funds	0.70%
Limited Partnership	0.33%
Master Limited Partnerships	0.67%
Convertible Preferred Stock	1.66%
Commercial Mortgage-Backed Security	0.07%
Convertible Bonds	9.77%
Communications	1.35%
Consumer Cyclical	0.57%
Consumer Non-Cyclical	1.81%
Energy	0.37%
Financials	1.60%
Industrials	0.36%
REITs	1.24%
Technology	2.47%

10

Security type / sector	Percentage of net assets
Corporate Bonds	16.72%
Automotive	0.04%
Banking	0.69%
Basic Industry	1.80%
Capital Goods	1.38%
Consumer Cyclical	1.69%
Consumer Non-Cyclical	1.32%
Electric	0.07%
Energy	2.38%
Financials	0.25%
Healthcare	1.01%
Insurance	0.28%
Media	1.95%
Natural Gas	0.13%
REITs	1.04%
Services	0.11%
Technology	0.85%
Telecommunications	1.39%
Utilities	0.34%
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	2.20%
Senior Secured Loans	0.81%
Sovereign Bonds	0.54%
U.S. Treasury Obligations	2.65%
Preferred Stock	0.65%
Rights	0.00%
Warrant	0.00%
Short-Term Investments	6.68%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

11

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Verizon Communications	1.55%
AT&T	1.55%
Pfizer	1.53%
BB&T	1.47%
Wells Fargo & Co.	1.46%
Waste Management	1.38%
Arthur J. Gallagher	1.36%
Merck & Co.	1.32%
CA	1.31%
TOTAL ADR	1.30%

12

Schedule of investments
Delaware Wealth Builder Fund	November 30, 2016

	Number of shares	Value (U.S. $)
Common Stock – 55.95%

Consumer Discretionary – 3.81%
Asian Pay Television Trust	1,728,500	$584,869
Bayerische Motoren Werke	5,495	468,298
Ford Motor	653,300	7,813,468
Kering	1,478	321,124
Mattel	192,700	6,083,539
Nitori Holdings	3,286	342,947
Publicis Groupe	3,037	197,085
Sumitomo Rubber Industries	27,700	457,369
Target	110,400	8,527,296
Techtronic Industries	110,000	428,995
Toyota Motor	13,600	790,406
Valeo	4,787	266,917
Yue Yuen Industrial Holdings	170,000	612,583

		26,894,896

Consumer Staples – 6.11%
Archer-Daniels-Midland	96,000	4,150,080
Aryzta †	7,820	333,198
Carlsberg Class B	4,956	421,451
Coca-Cola	15,493	625,143
Coca-Cola Amatil	43,671	309,266
Japan Tobacco	15,400	531,169
Kimberly-Clark	78,700	9,098,506
Kraft Heinz	101,600	8,295,640
Procter & Gamble	103,400	8,526,364
Reynolds American	109,900	5,945,590
Tesco †	136,690	356,932
Wal-Mart Stores	64,800	4,563,864

		43,157,203

Diversified REITs – 0.39%
Digital Realty Trust	8,800	812,504
Vornado Realty Trust	20,200	1,974,550

		2,787,054

Energy – 7.04%
Chevron	57,400	6,403,544
CNOOC	294,000	370,698
ConocoPhillips	137,500	6,671,500
Occidental Petroleum	63,300	4,517,088
Plains GP Holdings Class A †	51,544	1,812,302
Royal Dutch Shell ADR	167,800	9,089,726
Spectra Energy	147,100	6,023,745
Suncor Energy	12,100	385,348
TOTAL	9,703	462,305

13

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
TOTAL ADR	193,300	$9,212,678
Williams	155,500	4,773,850

		49,722,784

Financials – 5.18%
Arthur J. Gallagher	190,800	9,606,780
AXA	24,644	580,624
Bank Rakyat Indonesia Persero	422,698	339,968
BB&T	230,000	10,407,500
Huntington Bancshares	136,900	1,705,774
ING Groep	38,841	528,978
Mitsubishi UFJ Financial Group	143,100	837,799
Nordea Bank	66,975	703,678
Prudential Financial	8,500	855,100
Standard Chartered †	59,425	476,674
UniCredit	100,298	214,940
Wells Fargo & Co.	195,200	10,329,984

		36,587,799

Healthcare – 8.91%
Abbott Laboratories	192,600	7,332,282
AbbVie	131,300	7,983,040
Amgen	31,900	4,595,833
AstraZeneca ADR	320,800	8,385,712
Cardinal Health	86,900	6,170,769
Johnson & Johnson	51,900	5,776,470
Merck & Co.	152,000	9,300,880
Novartis	8,442	583,309
Pfizer	336,438	10,813,117
Sanofi	9,175	740,103
Shire	7,141	416,363
STADA Arzneimittel	6,230	304,326
Teva Pharmaceutical Industries ADR	15,872	598,375

		63,000,579

Healthcare REITs – 0.76%
Alexandria Real Estate Equities	15,000	1,643,850
HCP	44,900	1,325,897
Healthcare Realty Trust	29,100	854,958
MedEquities Realty Trust	56,000	609,840
Ventas	15,300	924,426

		5,358,971

14

	Number of shares	Value (U.S. $)

Common Stock (continued)

Hotel REITs – 0.53%
MGM Growth Properties	37,000	$888,000
Pebblebrook Hotel Trust	24,000	690,240
Sunstone Hotel Investors	149,200	2,169,368

		3,747,608

Industrial REITs – 0.39%
Prologis	36,100	1,837,490
Terreno Realty	33,040	899,349

		2,736,839

Industrials – 3.57%
ABB ADR †	47,500	970,425
CSX	147,600	5,285,556
Deutsche Post	18,110	566,028
East Japan Railway	7,146	610,007
ITOCHU	52,289	713,915
Koninklijke Philips	18,826	541,517
Meggitt	66,752	394,549
Minebea	41,100	407,389
Rexel	14,153	218,851
Teleperformance	3,951	385,833
United Technologies	44,000	4,739,680
Vinci	9,335	605,791
Waste Management	140,400	9,760,608

		25,200,149

Information Technology – 6.63%
CA	290,064	9,270,445
Canon ADR	209,200	6,047,972
CGI Group Class A †	9,546	452,179
Cisco Systems	294,400	8,779,008
Intel	258,600	8,973,420
Microsoft	104,809	6,315,791
Playtech	41,282	443,691
QUALCOMM	20,400	1,389,852
Samsung Electronics	609	909,554
Xerox	458,500	4,286,975

		46,868,887

Mall REITs – 0.98%
General Growth Properties	83,100	2,105,754
Simon Property Group	26,863	4,825,938

		6,931,692

15

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Manufactured Housing REIT – 0.16%
Equity LifeStyle Properties	16,627	$1,154,413

		1,154,413

Materials – 1.64%
Alamos Gold	19,352	123,174
Dow Chemical	97,400	5,427,128
EI du Pont de Nemours & Co.	76,500	5,631,165
Rio Tinto	8,587	321,247
Yamana Gold	33,813	100,938

		11,603,652

Mixed REIT – 0.23%
Duke Realty	64,700	1,645,321

		1,645,321

Multifamily REITs – 1.80%
American Campus Communities	6,700	315,637
American Homes 4 Rent	90,090	1,898,196
Apartment Investment & Management	43,000	1,810,300
Equity Residential	104,300	6,259,043
Gecina	4,322	567,545
Post Properties	9,700	630,694
Vonovia	39,023	1,258,540

		12,739,955

Office REITs – 1.87%
Boston Properties	12,500	1,548,500
Easterly Government Properties	105,700	2,050,580
Empire State Realty Trust	68,600	1,383,662
Equity Commonwealth †	61,100	1,776,788
Intervest Offices & Warehouses	66,160	1,672,354
Kilroy Realty	22,500	1,627,650
Mack-Cali Realty	85,600	2,315,480
VEREIT	98,500	816,565

		13,191,579

Shopping Center REITs – 1.18%
Brixmor Property Group	49,400	1,202,890
DDR	50,900	774,698
Kimco Realty	62,700	1,601,358
Ramco-Gershenson Properties Trust	56,600	960,502
Retail Properties of America	97,400	1,486,324
Urban Edge Properties	59,300	1,606,437
Wheeler Real Estate Investment Trust	420,430	685,301

		8,317,510

16

	Number of shares	Value (U.S. $)

Common Stock (continued)

Single Tenant REIT – 0.12%
STORE Capital	34,200	$845,424

		845,424

Telecommunication Services – 3.26%
AT&T	283,200	10,940,016
Century Communications =†	1,625,000	0
Mobile TeleSystems ADR	17,803	139,397
Nippon Telegraph & Telephone	17,474	706,414
Tele2 Class B	39,721	303,416
Verizon Communications	219,800	10,968,020

		23,057,263

Utilities – 1.39%
Edison International	61,900	4,256,863
National Grid	21,651	247,384
National Grid ADR	92,800	5,296,096

		9,800,343

Total Common Stock (cost $377,054,696)		395,349,921

Exchange-Traded Funds – 0.70%

iShares U.S. Real Estate ETF	24,500	1,833,825
ProShares Short High Yield†	40,700	1,023,410
VanEck Vectors High-Yield Municipal Index ETF	72,500	2,084,375

Total Exchange-Traded Funds (cost $5,315,522)		4,941,610

Limited Partnership – 0.33%

Merion Countryside =p†	2,080,418	2,325,699

Total Limited Partnership (cost $1,981,811)		2,325,699

Master Limited Partnerships – 0.67%

Blackstone Group	144,800	3,727,152
Valero Energy Partners	24,800	1,002,416

Total Master Limited Partnerships (cost $4,952,717)		4,729,568

Convertible Preferred Stock – 1.66%

A Schulman 6.00% exercise price $52.33, expiration date 12/31/49	1,422	1,199,869
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	1,335	1,563,285
El Paso Energy Capital Trust I 4.75% exercise price $50.00, expiration date 3/31/28	39,900	2,005,374
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	41,750	1,914,238

17

Schedule of investments
Delaware Wealth Builder Fund

	Number of Shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	1,437	$2,011,872
Sabra Health Care REIT 7.125% exercise price $25.00, expiration date 12/31/49	26,600	668,990
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49	1,989	2,391,514

Total Convertible Preferred Stock (cost $11,551,980)		11,755,142

	Principal amount°

Commercial Mortgage-Backed Security – 0.07%

JPMBB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	500,000	522,516

Total Commercial Mortgage-Backed Security (cost $528,066)		522,516

Convertible Bonds – 9.77%

Communications – 1.35%
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	3,353,000	3,327,853
Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	2,873,000	3,016,650
DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26 #	1,058,000	1,187,605
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	1,495,000	1,586,569
Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46 #	420,000	436,800

		9,555,477

Consumer Cyclical – 0.57%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	875,000	862,422
Meritor 4.00% exercise price $26.73, maturity date 2/15/27 f	3,072,000	3,148,800

		4,011,222

Consumer Non-Cyclical – 1.81%
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	2,836,000	2,756,237
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	1,718,000	2,049,789
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	913,000	1,209,725
NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21 #	643,000	798,124
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	2,710,000	2,384,800

18

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Consumer Non-Cyclical (continued)
Vector Group 1.75% exercise price $23.46, maturity date 4/15/20 •	2,566,000	$2,893,165
Vector Group 2.50% exercise price $15.22, maturity date 1/15/19 •	481,000	698,535

		12,790,375

Energy – 0.37%
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	1,409,000	1,540,213
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	981,000	1,094,428

		2,634,641

Financials – 1.60%
Ares Capital 4.75% exercise price $19.87, maturity date 1/15/18	2,636,000	2,716,727
Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22 #	1,775,000	1,819,375
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	2,037,000	1,973,344
Jefferies Group 3.875% exercise price $44.04, maturity date 11/1/29	2,284,000	2,315,405
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	2,424,000	2,501,265

		11,326,116

Industrials – 0.36%
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	2,538,000	2,517,379

		2,517,379

REITs – 1.24%
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	3,147,000	3,504,971
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	2,264,000	2,374,381
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	2,908,000	2,922,555

		8,801,907

Technology – 2.47%
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	1,692,000	1,882,350
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	1,154,000	1,445,385
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	1,673,000	1,773,380

19

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Technology (continued)
j2 Global 3.25% exercise price $69.08, maturity date 6/15/29	1,417,000	$1,751,766
Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21 #	1,254,000	1,427,993
Nuance Communications 2.75% exercise price $32.30, maturity date 11/1/31	2,428,000	2,447,727
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	1,759,000	2,014,055
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	2,139,000	2,191,138
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	2,595,000	2,491,200

		17,424,994

Total Convertible Bonds (cost $66,590,060)		69,062,111

Corporate Bonds – 16.72%

Automotive – 0.04%
Gates Global 144A 6.00% 7/15/22 #	285,000	273,600

		273,600

Banking – 0.69%
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	1,000,000	1,002,000
Credit Suisse Group 144A 6.25% 12/29/49 #•	560,000	528,410
JPMorgan Chase & Co. 6.75% 1/29/49 •	1,010,000	1,087,013
Lloyds Banking Group 7.50% 4/30/49 •	415,000	424,338
Popular 7.00% 7/1/19	760,000	782,800
Royal Bank of Scotland Group 8.625% 12/29/49 •	585,000	576,956
UBS Group 6.875% 12/29/49 •	520,000	504,696

		4,906,213

Basic Industry – 1.80%
AK Steel
7.625% 5/15/20	363,000	373,890
7.625% 10/1/21	190,000	198,550
Alcoa Nederland Holding 144A 7.00% 9/30/26 #	240,000	255,000
Ball 5.25% 7/1/25	1,000,000	1,044,375
BMC East 144A 5.50% 10/1/24 #	345,000	345,000
Boise Cascade 144A 5.625% 9/1/24 #	570,000	560,025
Builders FirstSource
144A 5.625% 9/1/24 #	260,000	262,275
144A 10.75% 8/15/23 #	755,000	868,250
Cemex Finance 144A 6.00% 4/1/24 #	230,000	229,161
Chemours
6.625% 5/15/23	185,000	183,613

20

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Chemours
7.00% 5/15/25	160,000	$158,400
FMG Resources August 2006
144A 6.875% 4/1/22 #	820,000	850,750
144A 9.75% 3/1/22 #	100,000	115,860
Freeport-McMoRan 4.55% 11/14/24	360,000	343,800
James Hardie International Finance 144A
5.875% 2/15/23 #	445,000	465,581
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	215,000	234,887
Kraton Polymers 144A 10.50% 4/15/23 #	530,000	589,625
NCI Building Systems 144A 8.25% 1/15/23 #	440,000	478,500
New Gold
144A 6.25% 11/15/22 #	201,000	203,010
144A 7.00% 4/15/20 #	210,000	216,825
NOVA Chemicals 144A 5.00% 5/1/25 #	420,000	410,550
PolyOne 5.25% 3/15/23	500,000	500,000
PQ 144A 6.75% 11/15/22 #	510,000	540,600
Steel Dynamics 144A 5.00% 12/15/26 #	355,000	357,663
Summit Materials
6.125% 7/15/23	605,000	617,100
8.50% 4/15/22	130,000	143,812
U.S. Concrete 6.375% 6/1/24	515,000	538,175
Vale Overseas
5.875% 6/10/21	1,000,000	1,050,500
6.25% 8/10/26	535,000	558,406

		12,694,183

Capital Goods – 1.38%
Advanced Disposal Services 144A 5.625% 11/15/24 #	590,000	585,575
Ardagh Packaging Finance 144A 7.25% 5/15/24 #	515,000	540,106
BWAY Holding 144A 9.125% 8/15/21 #	649,000	678,205
Cemex 144A 7.75% 4/16/26 #	465,000	499,875
Crown Americas 144A 4.25% 9/30/26 #	500,000	478,125
Gardner Denver 144A 6.875% 8/15/21 #	832,000	823,680
KLX 144A 5.875% 12/1/22 #	505,000	518,887
Novelis
144A 5.875% 9/30/26 #	90,000	90,113
144A 6.25% 8/15/24 #	702,000	728,325
Owens-Brockway Glass Container 144A 5.875% 8/15/23 #	500,000	523,437
Plastipak Holdings 144A 6.50% 10/1/21 #	410,000	430,500
Reynolds Group Issuer 8.25% 2/15/21	239,287	247,186
Signode Industrial Group Lux 144A 6.375% 5/1/22 #	555,000	561,938
St Marys Cement Canada 144A 5.75% 1/28/27 #	955,000	920,668

21

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	260,000	$275,925
TransDigm 144A 6.375% 6/15/26 #	1,035,000	1,058,287
Zekelman Industries 144A 9.875% 6/15/23 #	745,000	800,875

		9,761,707

Consumer Cyclical – 1.69%
American Builders & Contractors Supply 144A
5.75% 12/15/23 #	155,000	159,263
American Tire Distributors 144A 10.25% 3/1/22 #	615,000	576,563
Aramark Services 144A 4.75% 6/1/26 #	500,000	485,625
Beacon Roofing Supply 6.375% 10/1/23	395,000	421,662
Boyd Gaming 144A 6.375% 4/1/26 #	1,175,000	1,230,812
Brinker International 144A 5.00% 10/1/24 #	490,000	491,225
Golden Nugget 144A 8.50% 12/1/21 #	150,000	157,875
Goodyear Tire & Rubber 5.00% 5/31/26	500,000	497,500
Group 1 Automotive 144A 5.25% 12/15/23 #	350,000	343,875
Hanesbrands 144A 4.875% 5/15/26 #	500,000	501,150
HD Supply 144A 5.75% 4/15/24 #	270,000	276,750
IHO Verwaltungs 144A PIK 4.75% 9/15/26 #T	500,000	477,500
JC Penney 8.125% 10/1/19	510,000	553,987
KFC Holding 144A 5.25% 6/1/26 #	500,000	506,250
L Brands
6.75% 7/1/36	250,000	248,125
6.875% 11/1/35	680,000	683,400
Landry’s 144A 6.75% 10/15/24 #	585,000	586,463
Lennar 4.75% 5/30/25	310,000	298,375
M/I Homes 6.75% 1/15/21	420,000	438,900
MGM Resorts International 4.625% 9/1/26	610,000	584,075
Mohegan Tribal Gaming Authority 144A
7.875% 10/15/24 #	815,000	819,075
Neiman Marcus Group 144A 8.00% 10/15/21 #	290,000	229,100
Penske Automotive Group 5.50% 5/15/26	505,000	487,997
PulteGroup 5.00% 1/15/27	315,000	297,675
Scientific Games International 10.00% 12/1/22	610,000	574,925

		11,928,147

Consumer Non-Cyclical – 1.32%
Albertsons 144A 6.625% 6/15/24 #	495,000	512,869
Dean Foods 144A 6.50% 3/15/23 #	395,000	411,787
Herc Rentals
144A 7.50% 6/1/22 #	150,000	155,438
144A 7.75% 6/1/24 #	680,000	702,100
JBS USA 144A 5.75% 6/15/25 #	1,595,000	1,571,075
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	870,000	865,650

22

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Live Nation Entertainment 144A 4.875% 11/1/24 #	563,000	$561,593
Nature’s Bounty 144A 7.625% 5/15/21 #	615,000	608,081
NES Rentals Holdings 144A 7.875% 5/1/18 #	310,000	308,450
Post Holdings 144A 7.75% 3/15/24 #	445,000	492,838
Prestige Brands 144A 5.375% 12/15/21 #	100,000	103,250
Prime Security Services Borrower 144A 9.25% 5/15/23 #	1,240,000	1,336,100
Revlon Consumer Products 144A 6.25% 8/1/24 #	280,000	277,200
Team Health 144A 7.25% 12/15/23 #	340,000	383,778
United Rentals North America 5.50% 5/15/27	600,000	600,630
US Foods 144A 5.875% 6/15/24 #	425,000	437,750

		9,328,589

Electric – 0.07%
Emera 6.75% 6/15/76 •	500,000	536,250

		536,250

Energy – 2.38%
Antero Resources 5.625% 6/1/23	819,000	838,451
Baytex Energy 144A 5.625% 6/1/24 #	455,000	383,337
Cheniere Corpus Christi Holdings 144A 7.00% 6/30/24 #	235,000	251,450
Diamondback Energy 144A 4.75% 11/1/24 #	500,000	501,250
Ecopetrol 7.375% 9/18/43	1,000,000	960,200
Energy Transfer Equity 7.50% 10/15/20	315,000	353,587
EnLink Midstream Partners 4.15% 6/1/25	622,000	590,211
Freeport-McMoran Oil & Gas
6.50% 11/15/20	540,000	558,630
6.875% 2/15/23	400,000	430,000
Genesis Energy
5.75% 2/15/21	350,000	353,500
6.00% 5/15/23	105,000	105,525
6.75% 8/1/22	419,000	430,523
Gulfport Energy 144A 6.00% 10/15/24 #	570,000	580,687
Hilcorp Energy I
144A 5.00% 12/1/24 #	271,000	275,065
144A 5.75% 10/1/25 #	197,000	200,940
Holly Energy Partners 144A 6.00% 8/1/24 #	280,000	292,600
Laredo Petroleum 6.25% 3/15/23	945,000	966,263
Murphy Oil
6.00% 8/15/23	525,000	549,938
6.875% 8/15/24	700,000	738,500
Newfield Exploration 5.75% 1/30/22	500,000	520,000
Noble Holding International 5.25% 3/16/18	280,000	277,900
NuStar Logistics 6.75% 2/1/21	500,000	540,000
Oasis Petroleum 6.875% 3/15/22	570,000	589,950

23

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Petroleos Mexicanos 144A 6.75% 9/21/47 #	1,000,000	$879,620
QEP Resources 5.25% 5/1/23	535,000	521,625
Regency Energy Partners 5.875% 3/1/22	340,000	376,318
Sabine Pass Liquefaction 144A 5.00% 3/15/27 #	255,000	252,450
Southwestern Energy 6.70% 1/23/25	840,000	835,800
Targa Resources Partners
144A 5.375% 2/1/27 #	570,000	564,300
6.75% 3/15/24	500,000	532,500
Tesoro Logistics 5.25% 1/15/25	650,000	659,750
Transocean 5.55% 10/15/22	675,000	599,063
WPX Energy 7.50% 8/1/20	265,000	280,900

		16,790,833

Financials – 0.25%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #•	440,000	439,450
Ally Financial 5.75% 11/20/25	800,000	795,000
E*TRADE Financial 5.875% 12/29/49 •	530,000	528,675

		1,763,125

Healthcare – 1.01%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	770,000	732,463
DaVita 5.00% 5/1/25	585,000	571,837
Envision Healthcare 144A 6.25% 12/1/24 #	140,000	145,250
HCA
5.375% 2/1/25	850,000	833,000
5.875% 2/15/26	335,000	334,581
7.58% 9/15/25	238,000	261,503
HealthSouth
5.75% 11/1/24	350,000	352,625
5.75% 9/15/25	265,000	265,663
Hill-Rom Holdings 144A 5.75% 9/1/23 #	545,000	564,075
IASIS Healthcare 8.375% 5/15/19	735,000	646,800
Immucor 11.125% 8/15/19	110,000	101,200
inVentiv Group Holdings 144A 7.50% 10/1/24 #	305,000	310,338
Mallinckrodt International Finance
4.75% 4/15/23	395,000	335,750
144A 5.50% 4/15/25 #	100,000	85,500
144A 5.625% 10/15/23 #	185,000	168,350
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	730,000	769,237
Tenet Healthcare 8.125% 4/1/22	740,000	680,800

		7,158,972

Insurance – 0.28%
HUB International
144A 7.875% 10/1/21 #	880,000	900,900

24

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
HUB International
144A 9.25% 2/15/21 #	155,000	$160,425
USI 144A 7.75% 1/15/21 #	456,000	465,120
XLIT 6.50% 12/29/49 •	573,000	438,345

		1,964,790

Media – 1.95%
Altice Luxembourg 144A 7.75% 5/15/22 #	435,000	456,750
CCO Holdings
144A 5.50% 5/1/26 #	45,000	45,562
144A 5.75% 2/15/26 #	540,000	556,200
144A 5.875% 5/1/27 #	715,000	731,087
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	465,000	499,875
Columbus Cable Barbados 144A 7.375% 3/30/21 #	280,000	298,900
CSC Holdings
144A 5.50% 4/15/27 #	400,000	395,750
144A 10.875% 10/15/25 #	600,000	700,500
DISH DBS 7.75% 7/1/26	534,000	590,737
Gray Television 144A 5.875% 7/15/26 #	825,000	789,682
Lamar Media 5.75% 2/1/26	492,000	521,249
Midcontinent Communications 144A 6.875% 8/15/23 #	440,000	464,750
Nexstar Escrow 144A 5.625% 8/1/24 #	810,000	803,925
RCN Telecom Services 144A 8.50% 8/15/20 #	465,000	493,481
SFR Group 144A 7.375% 5/1/26 #	1,175,000	1,176,469
Sinclair Television Group 144A 5.125% 2/15/27 #	605,000	564,163
Sirius XM Radio 144A 5.375% 4/15/25 #	500,000	500,005
Tribune Media 5.875% 7/15/22	560,000	548,912
Unitymedia 144A 6.125% 1/15/25 #	600,000	613,500
UPCB Finance IV 144A 5.375% 1/15/25 #	500,000	495,310
Virgin Media Secured Finance 144A 5.50% 8/15/26 #	1,000,000	982,500
VTR Finance 144A 6.875% 1/15/24 #	897,000	912,698
WideOpenWest Finance 10.25% 7/15/19	605,000	638,275

		13,780,280

Natural Gas – 0.13%
AmeriGas Partners 5.875% 8/20/26	905,000	904,720

		904,720

REITs – 1.04%
Brixmor Operating Partnership 3.875% 8/15/22	1,600,000	1,632,686
Communications Sales & Leasing
144A 6.00% 4/15/23 #	210,000	218,400
8.25% 10/15/23	255,000	269,025
ESH Hospitality 144A 5.25% 5/1/25 #	800,000	776,000

25

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

REITs (continued)
GEO Group
5.125% 4/1/23	265,000	$251,750
5.875% 1/15/22	3,000,000	3,007,500
6.00% 4/15/26	365,000	352,225
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	885,000	873,938

		7,381,524

Services – 0.11%
XPO Logistics
144A 6.125% 9/1/23 #	165,000	169,125
144A 6.50% 6/15/22 #	575,000	597,281

		766,406

Technology – 0.85%
CDK Global 5.00% 10/15/24	565,000	553,506
CommScope 144A 5.50% 6/15/24 #	120,000	123,282
Diamond 1 Finance 144A 8.10% 7/15/36 #	390,000	445,359
Entegris 144A 6.00% 4/1/22 #	420,000	438,375
First Data 144A 7.00% 12/1/23 #	1,703,000	1,787,094
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	350,000	352,625
Infor US 6.50% 5/15/22	485,000	500,763
Micron Technology 144A 7.50% 9/15/23 #	235,000	260,263
Microsemi 144A 9.125% 4/15/23 #	545,000	633,562
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	285,000	299,962
Solera 144A 10.50% 3/1/24 #	340,000	377,400
Western Digital 144A 10.50% 4/1/24 #	180,000	208,800

		5,980,991

Telecommunications – 1.39%
CenturyLink
6.75% 12/1/23	525,000	526,969
7.50% 4/1/24	130,000	134,536
Cogent Communications Finance 144A 5.625% 4/15/21 #	355,000	356,775
Cogent Communications Group 144A 5.375% 3/1/22 #	315,000	320,119
CommScope Technologies Finance 144A 6.00% 6/15/25 #	395,000	413,763
Digicel Group 144A 7.125% 4/1/22 #	1,250,000	934,375
Frontier Communications
10.50% 9/15/22	322,000	333,672
11.00% 9/15/25	195,000	196,219
Level 3 Financing 5.375% 5/1/25	1,070,000	1,067,325
Millicom International Cellular 144A 6.00% 3/15/25 #	1,000,000	977,500
Sable International Finance 144A 6.875% 8/1/22 #	280,000	291,900
Sprint 7.125% 6/15/24	805,000	802,488

26

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
Sprint 7.875% 9/15/23	10,000	$10,350
Sprint Communications
144A 7.00% 3/1/20 #	410,000	442,029
7.00% 8/15/20	380,000	395,200
T-Mobile USA
6.00% 3/1/23	245,000	257,250
6.00% 4/15/24	210,000	221,025
6.375% 3/1/25	180,000	192,825
6.50% 1/15/26	480,000	519,600
Wind Acquisition Finance 144A 7.375% 4/23/21 #	840,000	858,900
Zayo Group 6.375% 5/15/25	530,000	553,187

		9,806,007

Utilities – 0.34%
AES
5.50% 4/15/25	410,000	400,775
6.00% 5/15/26	95,000	93,812
Calpine
5.50% 2/1/24	325,000	312,000
5.75% 1/15/25	620,000	594,425
Dynegy
7.625% 11/1/24	670,000	619,750
144A 8.00% 1/15/25 #	200,000	184,500
Enel 144A 8.75% 9/24/73 #•	200,000	227,670

		2,432,932

Total Corporate Bonds (cost $116,728,830)		118,159,269

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87 #◆	1,300,000	0

Total Leveraged Non-Recourse Security (cost $1,105,000)		0

Municipal Bonds – 2.20%

Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed) Series A-2 5.875% 6/1/47	1,000,000	850,400
California State (Various Purposes) 5.00% 11/1/43	1,000,000	1,106,330
California Statewide Communities Development Authority (California Baptist University) Series A 6.375% 11/1/43	1,000,000	1,085,320
Charlotte-Mecklenburg, North Carolina Hospital Authority Series 2007 B 0.46% 1/15/38 •	2,200,000	2,200,000

27

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series A 5.25% 1/1/45	1,250,000	$1,335,012
Dallas/Fort Worth International Airport, Texas Series H 5.00% 11/1/42 (AMT)	1,000,000	1,056,110
Mississippi Business Finance Commission (Chevron USA) Series G 0.48% 11/1/35 ¤	4,000,000	4,000,000
New York State Thruway Authority Series J 5.00% 1/1/41	1,000,000	1,086,850
Palm Beach County, Florida Health Facilities Authority (Sinai Residences Boca Raton Project)
7.25% 6/1/34	65,000	75,951
Series A 7.50% 6/1/49	325,000	383,734
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	1,000,000	1,107,940
Tobacco Settlement Financing, New Jersey Series 1A 5.00% 6/1/41	500,000	427,025
Utility Debt Securitization Authority, New York (Restructuring) Series TE 5.00% 12/15/41	750,000	846,090

Total Municipal Bonds (cost $15,234,641)		15,560,762

Senior Secured Loans – 0.81%«

Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	409,125	366,507
Amaya Holdings 1st Lien 5.00% 8/1/21	545,854	546,673
Applied Systems 2nd Lien 7.50% 1/23/22	1,069,104	1,079,349
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	569,275	570,983
Blue Ribbon 1st Lien 5.00% 11/13/21	198,650	194,057
Flint Group 2nd Lien 8.25% 9/7/22	530,000	510,125
FMG Resources August 2006 1st Lien 3.75% 6/30/19	60,098	60,211
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	288,278	290,169
Immucor Tranche B2 1st Lien 5.00% 8/17/18	417,829	408,037
KIK Custom Products 1st Lien 6.00% 8/26/22	326,886	328,112
Kronos 2nd Lien 9.25% 11/1/24	570,000	585,369
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	260,362	260,525
Neiman Marcus Group 1st Lien 4.25% 10/25/20	69,463	63,290
Solera Tranche B 1st Lien 5.75% 3/3/23	184,075	186,133
Windstream Services 1st Lien 4.75% 3/30/21	250,740	252,072

Total Senior Secured Loans (cost $5,610,091)		5,701,612

28

	Principal amount°	Value (U.S. $)

Sovereign Bonds – 0.54%Δ

Indonesia – 0.54%
Indonesia Government International Bond
144A 5.125% 1/15/45 #	1,500,000	$1,543,311
144A 6.75% 1/15/44 #	1,800,000	2,245,752

Total Sovereign Bonds (cost $3,659,250)		3,789,063

U.S. Treasury Obligations – 2.65%

U.S. Treasury Bond
2.875% 11/15/46	475,000	461,761
U.S. Treasury Notes
1.25% 10/31/21	4,570,000	4,438,969
1.50% 8/15/26	9,605,000	8,871,495
1.75% 9/30/22	5,000,000	4,917,580

Total U.S. Treasury Obligations (cost $19,338,412)		18,689,805

	Number of shares

Preferred Stock – 0.65%

Bank of America 6.50% •	595,000	619,960
Freddie Mac 6.02%	40,000	262,000
GMAC Capital Trust I 6.691% •	17,000	427,550
Morgan Stanley 5.55% •	455,000	456,138
NorthStar Realty Finance 8.50%	22,693	575,268
Taubman Centers 6.50%	54,041	1,364,535
Vornado Realty Trust 6.625%	33,314	844,843

Total Preferred Stock (cost $5,259,209)		4,550,294

Rights – 0.00%

Yamana Gold strike price $5.30, expiration date 2/17/17 †	2,113	519

Total Rights (cost $0)		519

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50,expiration date 4/29/19 †	43,188	2,267

Total Warrant (cost $358)		2,267

	Principal amount°

Short-Term Investments – 6.68%

Discount Notes – 5.07%≠
Federal Home Loan Bank
0.262% 12/20/16	3,947,629	3,947,254
0.286% 12/21/16	14,283,136	14,281,708
0.313% 1/25/17	5,757,640	5,754,652

29

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.38% 1/27/17	7,895,259	$7,891,011
0.39% 2/3/17	3,947,629	3,944,471

		35,819,096

Repurchase Agreements – 1.61%
Bank of America Merrill Lynch
0.22%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $4,198,786 (collateralized by U.S. government obligations 2.625% 7/15/17;market value $4,282,737)	4,198,761	4,198,761
Bank of Montreal
0.25%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $6,997,983 (collateralized by U.S. government obligations 1.125%–3.75% 1/15/17–8/15/45; market value $7,137,895)	6,997,934	6,997,934
BNP Paribas
0.27%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $214,306 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $218,592)	214,305	214,305

		11,411,000

Total Short-Term Investments (cost $47,229,238)		47,230,096

Total Value of Securities – 99.40%
(cost $682,139,881)		$702,370,254

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2016, the aggregate value of Rule 144A securities was $82,352,053, which represents 11.65% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of cash.

¤	Tax-exempt obligation that contains a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to the specified date either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is as of Nov. 30, 2016.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2016, the aggregate value of fair valued securities was $2,325,699, which represents 0.33% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

30

«	Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

p	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2016, the aggregate value of restricted securities was $2,325,699, which represented 0.33% of the Fund’s net assets.

†	Non-income-producing security.

•	Variable rate security. Each rate shown is as of Nov. 30, 2016. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2016.

Unfunded Commitment

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following commitments were outstanding at Nov. 30, 2016:

Borrower	Unfunded Amount	Cost	Value
Grande Communications Networks 7.75% 10/19/17	$570,000	$570,000	$570,000

The following futures contracts and swap contract were outstanding at Nov. 30, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(100)	E-mini S&P 500 Index	$(10,581,467)	$(10,994,000)	12/19/16	$(412,533)

31

Schedule of investments
Delaware Wealth Builder Fund

Swap Contract

CDS Contract2

Counterparty	Swap Referenced Obligation		Notional Value[3]	Annual Protection Payments	Termination Date	Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection
	Purchased:
	JPMC -
ICE	CDX.NA.HY.27	[5]	36,000,000	5.00%	12/20/21	$(1,400,614)	$(322,660)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional values presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(278,481).

5Markit’s CDX.NA.HY Index is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High

Yield ETF – Exchange-Traded Fund

ICE – Intercontinental Exchange, Inc.

JPMC – JPMorgan Chase Bank

PIK – Payment-in-Kind

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

32

This page intentionally left blank.

Statement of assets and liabilities
Delaware Wealth Builder Fund	November 30, 2016

Assets:
Investments, at value[1]	$655,140,158
Short-term investments, at value[2]	47,230,096
Cash collateral due from broker	3,701,154
Cash	150,500
Foreign currencies, at value[3]	83,449
Receivable for securities sold	7,138,513
Dividends and interest receivable	4,745,181
Receivable for fund shares sold	970,585
Variation margin due from broker on futures contracts	25,000
Foreign tax reclaims receivable	103,703
Other assets[4]	270,461

Total assets	719,558,800

Liabilities:
Payable for securities purchased	8,134,533
Upfront payments received on centrally cleared credit default swap contracts	1,400,614
Payable for fund shares redeemed	903,616
Swap payments payable	360,000
Variation margin due to broker on centrally cleared credit default swap contracts	96,440
Unrealized depreciation on centrally cleared credit default swap contracts	226,220
Investment management fees payable to affiliates	365,858
Distribution fees payable to affiliates	287,993
Other accrued expenses	235,637
Dividend disbursing and transfer agent fees and expenses payable to affiliates	11,669
Trustees’ fees and expenses payable	4,649
Accounting and administration expenses payable to affiliates	2,714
Legal fees payable to affiliates	1,174
Reports and statements to shareholders expenses payable to affiliates	513
Bonds proceeds payable[4]	901,538

Total liabilities	12,933,168

Total Net Assets	$706,625,632

34

Net Assets Consist of:
Paid-in capital	$714,923,597
Undistributed net investment income	167,167
Accumulated net realized loss on investments	(27,670,038)
Net unrealized appreciation of investments	20,230,373
Net unrealized depreciation of foreign currencies	(11,793)
Net unrealized depreciation of futures contracts	(412,533)
Net unrealized depreciation of swap contracts	(601,141)

Total Net Assets	$706,625,632

Net Asset Value
Class A:
Net assets	$270,323,965
Shares of beneficial interest outstanding, unlimited authorization, no par	19,824,522
Net asset value per share	$13.64
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$14.47

Class C:
Net assets	$283,242,723
Shares of beneficial interest outstanding, unlimited authorization, no par	20,742,069
Net asset value per share	$13.66

Class R:
Net assets	$3,229,187
Shares of beneficial interest outstanding, unlimited authorization, no par	236,866
Net asset value per share	$13.63

Institutional Class:
Net assets	$149,829,757
Shares of beneficial interest outstanding, unlimited authorization, no par	10,988,120
Net asset value per share	$13.64

[1] Investments, at cost	$634,910,643
[2] Short-term investments, at cost	47,229,238
[3] Foreign currencies, at cost	84,552
[4] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

35

Statement of operations
Delaware Wealth Builder Fund	Year ended November 30, 2016

Investment Income:
Dividends	$13,021,255
Interest	9,476,958
Foreign tax withheld	(164,894)

22,333,319

Expenses:
Management fees	4,478,110
Distribution expenses — Class A	695,465
Distribution expenses — Class C	2,883,487
Distribution expenses — Class R	15,745
Dividend disbursing and transfer agent fees and expenses	786,634
Accounting and administration expenses	226,673
Reports and statements to shareholders expenses	113,341
Legal fees	81,875
Registration fees	80,187
Custodian fees	59,099
Audit and tax fees	46,923
Trustees’ fees and expenses	35,023
Other	51,670

Expenses before dividends on short sales and interest expense	9,554,232
Dividends on short sales	177,169
Interest expense	43,221
Less expense paid indirectly	(708)

Total operating expenses	9,773,914

Net Investment Income	12,559,405

36

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$47,455,298
Securities sold short	(287,699)
Foreign currencies	(1,191,970)
Foreign currency exchange contracts	59,198
Futures contracts	(858,799)
Options written	240,206
Swap contracts	(2,371,857)

Net realized gain	43,044,377

Net change in unrealized appreciation (depreciation) of:
Investments	(16,935,280)
Foreign currencies	(4,278)
Foreign currency exchange contracts	183
Futures contracts	(350,178)
Swap contracts	(597,891)

Net change in unrealized appreciation (depreciation)	(17,887,444)

Net Realized and Unrealized Gain	25,156,933

Net Increase in Net Assets Resulting from Operations	$37,716,338

See accompanying notes, which are an integral part of the financial statements.

37

Statements of changes in net assets
Delaware Wealth Builder Fund

	Year ended
	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,559,405	$16,710,289
Net realized gain	43,044,377	38,893,322
Net change in unrealized depreciation	(17,887,444)	(72,427,534)

Net increase (decrease) in net assets resulting from operations	37,716,338	(16,823,923)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,544,736)	(7,265,924)
Class C	(4,596,337)	(4,909,329)
Class R	(64,863)	(80,322)
Institutional Class	(3,529,165)	(4,037,658)

	(14,735,101)	(16,293,233)

Capital Share Transactions:
Proceeds from shares sold:
Class A	30,811,710	48,575,598
Class C	25,224,706	43,687,213
Class R	1,314,817	1,817,301
Institutional Class	52,653,116	55,140,551

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,008,137	6,656,357
Class C	4,161,832	4,462,182
Class R	64,187	79,381
Institutional Class	3,143,589	3,548,777

	123,382,094	163,967,360

38

	Year ended
	11/30/16	11/30/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(67,789,081)	$(65,461,808)
Class C	(54,862,783)	(45,124,879)
Class R	(1,945,677)	(2,032,523)
Institutional Class	(56,664,420)	(54,676,612)

	(181,261,961)	(167,295,822)

Decrease in net assets derived from capital share transactions	(57,879,867)	(3,328,462)

Net Decrease in Net Assets	(34,898,630)	(36,445,618)

Net Assets:
Beginning of year	741,524,262	777,969,880

End of year	$706,625,632	$741,524,262

Undistributed net investment income	$167,167	$1,250,576

See accompanying notes, which are an integral part of the financial statements.

39

Financial highlights

Delaware Wealth Builder Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets[4]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 1.12%.

[4]	Ratio of net investment income to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 2.05%.

See accompanying notes, which are an integral part of the financial statements.

40

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$13.160	$13.730	$12.810	$10.940	$9.890

0.271	0.321	0.312	0.316	0.348
0.520	(0.577)	0.923	1.854	1.045

0.791	(0.256)	1.235	2.170	1.393

(0.311)	(0.314)	(0.315)	(0.300)	(0.343)

(0.311)	(0.314)	(0.315)	(0.300)	(0.343)

$13.640	$13.160	$13.730	$12.810	$10.940

6.11%	(1.91% )	9.74%	20.07%	14.25%

$270,324	$291,876	$315,098	$297,117	$203,819
1.13%	1.10%	1.10%	1.12%	1.16%
1.13%	1.10%	1.10%	1.16%	1.21%
2.04%	2.38%	2.35%	2.62%	3.28%
2.04%	2.38%	2.35%	2.58%	3.23%
102%	67%	56%	51%	47%

41

Financial highlights

Delaware Wealth Builder Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 1.87%.

[4]	Ratio of net investment income to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 1.30%.

See accompanying notes, which are an integral part of the financial statements.

42

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$13.180	$13.750	$12.830	$10.960	$9.900

0.172	0.220	0.213	0.226	0.268
0.519	(0.577)	0.921	1.853	1.056

0.691	(0.357)	1.134	2.079	1.324

(0.211)	(0.213)	(0.214)	(0.209)	(0.264)

(0.211)	(0.213)	(0.214)	(0.209)	(0.264)

$13.660	$13.180	$13.750	$12.830	$10.960

5.30%	(2.63% )	8.90%	19.13%	13.50%

$283,243	$298,833	$308,975	$254,961	$156,758
1.88%	1.85%	1.85%	1.87%	1.91%
1.29%	1.63%	1.60%	1.87%	2.53%
102%	67%	56%	51%	47%

43

Financial highlights

Delaware Wealth Builder Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets[4]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 1.37%.

[4]	Ratio of net investment income to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 1.80%.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$13.160	$13.730	$12.810	$10.940	$9.890

0.238	0.287	0.280	0.284	0.321
0.510	(0.576)	0.921	1.856	1.046

0.748	(0.289)	1.201	2.140	1.367

(0.278)	(0.281)	(0.281)	(0.270)	(0.317)

(0.278)	(0.281)	(0.281)	(0.270)	(0.317)

$13.630	$13.160	$13.730	$12.810	$10.940

5.76%	(2.15% )	9.46%	19.77%	13.97%

$3,229	$3,682	$3,983	$3,030	$3,151
1.38%	1.35%	1.35%	1.37%	1.41%
1.38%	1.35%	1.35%	1.46%	1.51%
1.79%	2.13%	2.10%	2.37%	3.03%
1.79%	2.13%	2.10%	2.28%	2.93%
102%	67%	56%	51%	47%

45

Financial highlights

Delaware Wealth Builder Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 0.87%.

[4]	Ratio of net investment income to average net assets excluding interest expense for the year ended Nov. 30, 2016 was 2.30%.

See accompanying notes, which are an integral part of the financial statements.

46

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$13.160	$13.730	$12.810	$10.940	$9.890

0.304	0.355	0.348	0.347	0.375
0.520	(0.577)	0.920	1.853	1.045

0.824	(0.222)	1.268	2.200	1.420

(0.344)	(0.348)	(0.348)	(0.330)	(0.370)

(0.344)	(0.348)	(0.348)	(0.330)	(0.370)

$13.640	$13.160	$13.730	$12.810	$10.940

6.37%	(1.66% )	10.01%	20.37%	14.66%

$149,830	$147,133	$149,914	$61,809	$30,449
0.88%	0.85%	0.85%	0.87%	0.91%
2.29%	2.63%	2.60%	2.87%	3.53%
102%	67%	56%	51%	47%

47

Notes to financial statements
Delaware Wealth Builder Fund	November 30, 2016

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund (formerly, Delaware Dividend Income Fund), Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between

48

the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2013–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2016, and matured on the next business day.

Short Sales – The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration or for such other purposes consistent with the Fund’s investment objectives and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the

49

Notes to financial statements
Delaware Wealth Builder Fund

1. Significant Accounting Policies (continued)

transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gain (loss) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund

50

is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2016, the Fund earned $708 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2016, the Fund was charged $33,386 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated

51

Notes to financial statements
Delaware Wealth Builder Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

among all retail funds in the Delaware Investments® Family of Funds on a relative NAV basis. For the year ended Nov. 30, 2016, the Fund was charged $145,331 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2016, the Fund was charged $14,895 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2016, DDLP earned $58,519 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2016, DDLP received gross CDSC commissions of $660 and $12,834 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2016, the Fund engaged in securities purchases of $17,277,541, and sales of $9,607,962, which resulted in net realized losses of $(2,932).

52

3. Investments

For the year ended Nov. 30, 2016, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases other than U.S. government securities	$533,832,734
Purchases of U.S. government securities	103,161,053
Sales other than U.S. government securities	544,172,875
Sales of U.S. government securities	112,036,986

At Nov. 30, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$686,933,336

Aggregate unrealized appreciation of investments	$41,375,081
Aggregate unrealized depreciation of investments	(25,938,163)

Net unrealized appreciation of investments	$15,436,918

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

53

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2016:

Securities	Level 1	Level 2	Level 3	Total
Common Stock	$395,349,921	$—	$—	$395,349,921
Exchange-Traded Funds	4,941,610	—	—	4,941,610
Limited Partnership	—	—	2,325,699	2,325,699
Master Limited Partnerships	4,729,568	—	—	4,729,568
Convertible Preferred Stock[1]	10,555,273	1,199,869	—	11,755,142
Commercial Mortgage-Backed Security	—	522,516	—	522,516
Corporate Debt	—	187,221,380	—	187,221,380
Leveraged Non-Recourse Security	—	—	—	—
Municipal Bonds	—	15,560,762	—	15,560,762
Senior Secured Loans	—	5,701,612	—	5,701,612
Foreign Debt	—	3,789,063	—	3,789,063
U.S. Treasury Obligations	—	18,689,805	—	18,689,805
Preferred Stock[1]	3,212,196	1,338,098	—	4,550,294
Rights	519	—	—	519
Warrant	2,267	—	—	2,267
Short-Term Investments	—	47,230,096	—	47,230,096

Total Value of Securities	$418,791,354	$281,253,201	$2,325,699	$702,370,254

Futures Contracts	$(412,533)	$—	$—	$(412,533)
Swap Contract	—	(322,660)	—	(322,660)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	89.79%	10.21%	—	100.00%
Preferred Stock	70.59%	29.41%	—	100.00%

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Nov. 30, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not

54

include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2016 and 2015 was as follows:

	Year ended
	11/30/16	11/30/15
Ordinary income	$14,735,101	$16,293,233

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2016, the components of net assets on a tax basis were as follows

Shares of beneficial interest	$714,923,597
Other temporary differences	(631,076)
Capital loss carryforwards	(23,092,014)
Unrealized appreciation of investments, foreign currencies, and derivatives	15,425,125

Net assets	$706,625,632

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, CDS contracts,

55

Notes to financial statements
Delaware Wealth Builder Fund

5. Components of Net Assets on a Tax Basis (continued)

contingent payment debt instruments, paydowns of asset- and mortgage-backed securities, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2016, the Fund recorded the following reclassifications:

Undistributed net investment income	$1,092,287
Accumulated net realized loss	560,064
Paid-in capital	(1,652,351)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $42,317,930 was utilized in 2016. The capital loss carryforward remaining at Nov. 30, 2016 will expire as follows: $23,092,014 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2016, no capital loss carryforwards were incurred under the Act.

56

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/16	11/30/15
Shares sold:
Class A	2,317,705	3,580,552
Class C	1,893,941	3,216,426
Class R	99,479	134,326
Institutional Class	3,931,480	4,076,177

Shares issued upon reinvestment of dividends and distributions:
Class A	453,857	491,286
Class C	314,238	328,386
Class R	4,841	5,861
Institutional Class	237,208	262,119

	9,252,749	12,095,133

Shares redeemed:
Class A	(5,119,331)	(4,850,797)
Class C	(4,134,665)	(3,349,498)
Class R	(147,220)	(150,528)
Institutional Class	(4,357,519)	(4,080,655)

	(13,758,735)	(12,431,478)

Net decrease	(4,505,986)	(336,345)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
11/30/16	75,523	6,282	408	81,403	$1,113,615
11/30/15	20,757	1,461	—	22,220	308,554

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under

57

Notes to financial statements
Delaware Wealth Builder Fund

7. Line of Credit (continued)

the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of Nov. 30, 2016 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Nov. 30, 2016.

During the year ended Nov. 30, 2016, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

58

During the year ended Nov. 30, 2016, the Fund held foreign currency exchange contracts, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates, or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Nov. 30, 2016, the Fund posted $475,000 in cash as margin for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty

59

Notes to financial statements
Delaware Wealth Builder Fund

8. Derivatives (continued)

risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no open written option contracts at Nov. 30, 2016.

Transactions in options written during the year ended Nov. 30, 2016 for the Fund were as follows:

	Number of Contracts	Premiums
Options outstanding at Nov. 30, 2015	—	$—
Options written	3,750	240,206
Options expired	(3,750)	(240,206)

Options outstanding at Nov.30, 2016	—	$—

During the year ended Nov. 30, 2016, the Fund used options contracts to manage the Fund’s exposure to changes in security prices caused by interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2016, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2016, the Fund did not enter into any CDS contracts as a seller of protection.

60

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2016, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Nov. 30, 2016, the Fund posted $3,226,154 in cash collateral for open centrally cleared credit default swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2016 were as follows:

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Credit Contracts	Equity Contracts	Total
Variation margin due to broker on futures contracts*	$—	$412,533	$412,533
Variation margin due to broker on centrally cleared credit default swap contracts	96,440	—	96,440
Unrealized depreciation on centrally cleared credit default swap contracts	226,220	—	226,220

Total	$322,660	$412,533	$735,193

*Includes cumulative appreciation/depreciation of futures contracts from the date the contracts are opened through Nov. 30, 2016. Only current day variation margin is reported on the “Statement of assets and liabilities.”

61

Notes to financial statements
Delaware Wealth Builder Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2016 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$59,198	$—	$—	$—	$59,198
Equity contracts	—	(858,799)	240,206	—	(618,593)
Credit contracts	—	—	—	(2,371,857)	(2,371,857)

Total	$59,198	$(858,799)	$240,206	$(2,371,857)	$(2,931,252)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$183	$—	$—	$183
Equity contracts	—	(350,178)	—	(350,178)
Credit contracts	—	—	(597,891)	(597,891)

Total	$183	$(350,178)	$(597,891)	$(947,886)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2016.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$51,254	$245,664
Futures contracts (average notional value)	—	10,225,754
Option contracts (average notional value)	—	11,018
CDS contracts (average notional value)*	28,086,957	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

62

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America
Merrill Lynch	$4,198,761	$(4,198,761)	$—	$(4,198,761)	$—
Bank of Montreal	6,997,934	(6,997,934)	—	(6,997,934)	—
BNP Paribas	214,305	(214,305)	—	(214,305)	—

Total	$11,411,000	$(11,411,000)	$—	$(11,411,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower,

63

Notes to financial statements
Delaware Wealth Builder Fund

10. Securities Lending (continued)

BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2016, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there

64

is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

65

Notes to financial statements
Delaware Wealth Builder Fund

11. Credit and Market Risk (continued)

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and restricted securities held by the Fund have been identified on the “Schedule of investments.” When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

66

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $901,538 and an asset of $270,461 based on the expected recoveries to unsecured creditors as of Nov. 30, 2016 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

14. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

15. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Nov. 30, 2016 that would require recognition or disclosure in the Fund’s financial statements.

67

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Wealth Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Wealth Builder Fund (one of the series constituting Delaware Group® Equity Funds V, hereafter referred to as the “Fund”) as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

68

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualified Dividends[1]	87.57%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on the Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Nov. 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 95.46%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV, as applicable.

For the fiscal year ended Nov. 30, 2016, certain interest income paid by the Fund has been determined to be Qualified Interest Income and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2016, the Fund has reported maximum distributions of Qualified Interest Income of $5,364,849.

Board consideration of Delaware Wealth Builder Fund investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Wealth Builder Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial

69

Other Fund information (Unaudited)
Delaware Wealth Builder Fund

Board consideration of Delaware Wealth Builder Fund investment management agreement (continued)

Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/

70

worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of

71

Other Fund information (Unaudited)
Delaware Wealth Builder Fund

Board consideration of Delaware Wealth Builder Fund investment management agreement (continued)

management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments® Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

72

This page intentionally left blank.

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

74

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		Since October 2016
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		Since December 2016
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

75

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

76

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

77

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

78

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

79

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

80

Annual report

U.S. equity mutual fund

Delaware Small Cap Core Fund

November 30, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Core Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information

●	Obtain share prices

●	Check your account balance and recent transactions

●	Request statements or literature

●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Core Fund	December 6, 2016

Performance preview (for the year ended November 30, 2016)
Delaware Small Cap Core Fund (Institutional Class shares)	1-year return	+13.15%
Delaware Small Cap Core Fund (Class A shares)	1-year return	+12.86%
Russell 2000® Index (benchmark)	1-year return	+12.08%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 4. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap stocks generated strong returns during the fiscal year ended Nov. 30, 2016. The Russell 2000 Index sold off during the first two months of the fiscal year, only to rebound sharply and post a new all-time high towards the end of November. Over the full one-year period, the Russell 2000 Index gained 12.08%. Value stocks handily outperformed their growth counterparts with the return of the Russell 2000® Value Index about 15 percentage points higher than the Russell 2000® Growth Index. Small-cap companies outperformed large-cap companies with the Russell 1000® Index, gaining 8.01% during the fiscal year. (Source: Bloomberg.)

During calendar year 2016, economic output — as measured by gross domestic product (GDP) — continued to increase at a moderate pace. For the first two quarters of 2016, GDP was estimated to have advanced at an annual rate of less than 2%. In the third quarter, GDP growth measured a much more favorable 3.2%. Historically, the ideal GDP growth range for small-cap equity performance has been between 2% and 4%. (Data: U.S. Commerce Department.)

At 4.6%, the unemployment rate is now at levels last seen in 2007. While this is a significant improvement from the recession’s high of 10%, the U.S. Federal Reserve made just one 0.25%

increase to the target federal funds rate during the fiscal period, in December 2015. In addition to unemployment, other economic indicators improved including the Conference Board’s Consumer Confidence Index, which read 107.1 in November, and the Institute for Supply Management’s Non-Manufacturing Index, which was 57.2. These readings are indicative of a relatively healthy economy, albeit an economy that we continue to carefully monitor. (The Conference Board’s Consumer Confidence Index measures how optimistic or pessimistic consumers are with respect to the economy in the near future, while the Institute for Supply Management’s Non-Manufacturing Index tracks economic activity collected from non-manufacturing firm’s purchasing and supply executives.)

Within the Fund

For the fiscal year ended Nov. 30, 2016, Delaware Small Cap Core Fund Institutional Class shares returned +13.15%. The Fund’s Class A shares returned +12.86% at net asset value and +6.37% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2000 Index, returned +12.08%. For complete, annualized performance of Delaware Small Cap Core Fund, please see the table on page 4.

1

Portfolio management review
Delaware Small Cap Core Fund

The Fund’s relative performance was strong during the fiscal year, with stock selection leading to excess returns. Stock selection in the healthcare sector was the largest contributor to relative performance as the sector declined 8.5% within the benchmark index, while gaining 11.8% within the Fund. The strongest contributor to the Fund’s performance from a stock selection perspective came from biotechnology company, Tesaro, which gained more than 150% during the fiscal year. Much of the stock’s appreciation came after the company reported positive results from the Phase III NOVA trial of its ovarian cancer maintenance treatment, niraparib. We maintained the Fund’s position, as we believe this positive news should continue to work in the company’s favor. In addition, we believe the company has a strong pipeline of therapies and continues to define itself as a leader in oncology treatment.

Stock selection in the capital goods and transportation sectors also contributed to the Fund’s performance during the fiscal year. Within capital goods, the Fund benefited from holdings in both the engineering & construction and heavy machinery industries. AAON, a manufacturer of air-conditioning and heating equipment, gained 34%. Much of the appreciation occurred in November after the U.S. Presidential election. During that month, performance was broadly driven by an expectation of improving economic conditions and the prospect of an increase in construction projects. Over the full fiscal period, AAON continued to generate strong earnings growth as sales of the company’s heating and cooling units continued to grow. Additionally, the company benefited from sales of water heat pumps, which should provide an opportunity for further revenue growth. We maintain a positive outlook on AAON, as we believe the company has a strong product suite and continues to develop new equipment for its sales force to distribute.

Rofin-Sinar Technologies was one of 11 companies that the Fund owned during the fiscal year that was acquired by another company. Rofin-Sinar Technologies, a manufacturer of capital goods, announced on March 17 that its board of directors had unanimously approved a definitive agreement under which Coherent would acquire the company at a premium of more than 30% over the stock’s prior-day close. We exited the position shortly after that announcement.

In transportation, the Fund’s trucking holdings performed well, outperforming other areas of the transportation sector, namely shipping and railroads.

In the basic materials sector, Worthington Industries gained more than 85% during the fiscal year. Worthington has four main businesses; its largest is steel processing. During the fiscal year, the price of steel appreciated strongly. Another positive is that management is effectively working, we believe, to diversify the company’s end markets and business mix and has entered into a number of strategic joint ventures intended to further that goal. We maintain a positive outlook on Worthington Industries and the steps the company is taking to broaden its business.

Stock selection in the technology sector detracted from the Fund’s performance during the fiscal year. The sector gained 15% for the benchmark index while the Fund’s technology holdings gained 9%. One contributor within the technology sector was inContact, which gained more than 40% during the fiscal period. The company was one of four holdings in the technology sector that were acquired during the fiscal year. inContact agreed to be acquired by NICE Systems in an all-cash deal. inContact provides cloud contact-center software solutions. We exited the Fund’s position after the announcement of the deal, which should position NICE Systems as the first end-to-end, customer-service solutions provider in the cloud.

Shares of Infinera and Synaptics detracted from performance in the technology sector. Infinera is a leading supplier of optical networking systems. Starting late in 2015, the communications

2

equipment industry began to trade lower as demand softened. Between December 2015 and July 2016, when we exited the position, shares were down more than 60%. We had expected adoption of the company’s new products to take hold more quickly than they actually did. While the company’s business is diversified, the slow adoption rate of its Gen4 optical engine led management to continue reducing guidance.

Synaptics provides human interface technologies, and its solutions are used in mobile devices produced by some of the industry’s leading manufacturers. Much of the stock’s nearly 40% decline came as a result of weaker demand from key clients, leading to a drop in revenue. We maintain a positive view on Synaptics as the company continues to win new business from smartphone makers across Asia. Additionally, Synaptics leads the industry in new product development and we believe that it has a healthy pipeline of future business.

In the business services sector, Essendant, a wholesale distributor of business products, declined more than 55% during the fiscal year. The company missed second-quarter earnings and reduced its guidance, negatively affecting the stock’s price in July. At the time, we felt comfortable with the company’s revised guidance and strong leadership, which has been focused on cost-cutting initiatives and business diversification. When Essendant then missed its third-quarter earnings (margin pressures were stronger than anticipated) we sold the Fund’s position prior to the end of the fiscal year and put the proceeds to work in a new business services position.

With respect to sector positioning, the Fund ended the fiscal period with its largest relative overweights in the capital goods, finance, and energy sectors. The largest sector underweights were in the utilities, real estate investment trusts (REITs), and credit cyclicals sectors. On balance, we believe the current macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams that have the ability to deliver value to shareholders.

3

Performance summary
Delaware Small Cap Core Fund	November 30, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2016

	1 year	5 years	10 years	Lifetime

Class A (Est. Dec. 29, 1998)
Excluding sales charge	+12.86%	+15.63%	+7.51%	+10.77%
Including sales charge	+6.37%	+14.27%	+6.87%	+10.41%

Class C (Est. Aug. 1, 2005)
Excluding sales charge	+12.01%	+14.75%	+6.70%	+7.09%
Including sales charge	+11.01%	+14.75%	+6.70%	+7.09%

Class R (Est. Aug. 1, 2005)
Excluding sales charge	+12.60%	+15.34%	+7.24%	+7.63%
Including sales charge	+12.60%	+15.34%	+7.24%	+7.63%

Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+13.15%	+15.92%	+7.78%	+10.95%
Including sales charge	+13.15%	+15.92%	+7.78%	+10.95%

Class R6 (Est. May 2, 2016)
Excluding sales charge	n/a	n/a	n/a	+18.81%*
Including sales charge	n/a	n/a	n/a	+18.81%*
Russell 2000 Index	+12.08%	+13.98%	+6.81%	+8.01%**

*Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +17.97% and is as of the month end prior to the Class R6 inception date.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.27%	2.02%	1.52%	1.02%	0.87%
(without fee waivers)
Net expenses	1.27%	2.02%	1.52%	1.02%	0.87%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Small Cap Core Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2006 through Nov. 30, 2016

For the period beginning Nov. 30, 2006 through Nov. 30, 2016	Starting value	Ending value
Delaware Small Cap Core Fund — Institutional Class shares	$10,000	$21,145
Delaware Small Cap Core Fund — Class A shares	$9,425	$19,442
Russell 2000 Index	$10,000	$19,318

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2006. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the U.S. equity universe.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

6

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859
Class R6	DCZRX	24610B826

7

Disclosure of Fund expenses
For the six-month period from June 1, 2016 to November 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2016 to Nov. 30, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Annualized Expense Ratio	Expenses Paid During Period 6/1/16 to 11/30/16*

Actual Fund return†
Class A	$1,000.00	$1,163.90	1.23%	$6.65
Class C	1,000.00	1,159.50	1.98%	10.69
Class R	1,000.00	1,162.00	1.48%	8.00
Institutional Class	1,000.00	1,165.00	0.98%	5.30
Class R6	1,000.00	1,166.10	0.82%	4.44

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.23%	$6.21
Class C	1,000.00	1,015.10	1.98%	9.97
Class R	1,000.00	1,017.60	1.48%	7.47
Institutional Class	1,000.00	1,020.10	0.98%	4.95
Class R6	1,000.00	1,020.90	0.82%	4.14

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Small Cap Core Fund	As of November 30, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	98.24%
Basic Materials	7.89%
Business Services	5.48%
Capital Goods	11.31%
Communications Services	1.17%
Consumer Discretionary	2.89%
Consumer Services	3.97%
Consumer Staples	1.41%
Credit Cyclicals	1.14%
Energy	4.10%
Financials	19.64%
Healthcare	12.35%
Media	0.58%
Real Estate	6.54%
Technology	15.60%
Transportation	1.79%
Utilities	2.38%
Short-Term Investments	2.67%
Total Value of Securities	100.91%
Liabilities Net of Receivables and Other Assets	(0.91%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Granite Construction	1.37%
ESCO Technologies	1.31%
Minerals Technologies	1.31%
Microsemi	1.28%
Barnes Group	1.28%
TESARO	1.27%
Primerica	1.20%
Worthington Industries	1.17%
Sterling Bancorp	1.17%
AAON	1.16%

10

Schedule of investments
Delaware Small Cap Core Fund	November 30, 2016

	Number of shares	Value (U.S. $)

Common Stock – 98.24%

Basic Materials – 7.89%
Balchem	127,300	$10,166,178
Boise Cascade †	375,165	8,553,762
Chemtura †	195,900	6,454,905
Continental Building Products †	778,800	17,445,120
Kaiser Aluminum	169,900	13,998,061
Minerals Technologies	289,200	23,425,200
Neenah Paper	232,600	19,747,740
Quaker Chemical	159,100	20,243,884
Worthington Industries	373,200	21,003,696

		141,038,546

Business Services – 5.48%
ABM Industries	347,200	15,276,800
Convergys	653,600	16,908,632
Kforce	601,975	13,303,647
On Assignment †	403,800	16,672,902
TriNet Group †	386,800	9,758,964
U.S. Ecology	244,180	11,342,161
WageWorks †	200,151	14,781,151

		98,044,257

Capital Goods – 11.31%
AAON	627,830	20,655,607
Applied Industrial Technologies	274,740	16,443,189
Barnes Group	496,000	22,915,200
Columbus McKinnon	453,761	11,942,989
ESCO Technologies	420,087	23,482,863
Esterline Technologies †	79,100	6,956,845
Federal Signal	642,600	10,153,080
Granite Construction	416,341	24,559,956
Kadant	290,738	18,200,199
KLX †	341,100	13,299,489
MYR Group †	371,600	13,920,136
Tetra Tech	460,300	19,723,855

		202,253,408

Communications Services – 1.17%
ATN International	171,884	12,428,932
InterXion Holding	247,991	8,471,372

		20,900,304

Consumer Discretionary – 2.89%
Express †	788,300	10,531,688
Five Below †	183,600	7,226,496
G-III Apparel Group †	170,118	4,620,405

11

Schedule of investments
Delaware Small Cap Core Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Consumer Discretionary (continued)
Malibu Boats Class A †	692,900	$12,610,780
Steven Madden †	448,250	16,607,663

		51,597,032

Consumer Services – 3.97%
Cheesecake Factory	189,100	11,189,047
Chuy’s Holdings †	198,200	6,213,570
Del Frisco’s Restaurant Group †	735,300	12,647,160
Fiesta Restaurant Group †	373,500	10,700,775
Jack in the Box	166,580	17,327,652
Popeyes Louisiana Kitchen †	215,920	12,929,290

		71,007,494

Consumer Staples – 1.41%
Casey’s General Stores	27,400	3,300,330
J&J Snack Foods	102,579	12,456,168
Prestige Brands Holdings †	197,200	9,380,804

		25,137,302

Credit Cyclicals – 1.14%
Tenneco †	345,700	20,379,015

		20,379,015

Energy – 4.10%
Carrizo Oil & Gas †	440,700	18,659,238
Parsley Energy Class A †	136,009	5,188,743
PDC Energy †	196,700	14,644,315
Pioneer Energy Services †	367,000	1,835,000
RSP Permian †	358,515	16,007,695
Superior Energy Services	326,300	5,625,412
Synergy Resources †	1,192,400	11,315,876

		73,276,279

Financials – 19.64%
American Equity Investment Life Holding	632,200	13,105,506
Bryn Mawr Bank	161,900	5,957,920
Cardinal Financial	456,300	14,597,037
City Holding	305,784	18,799,600
CoBiz Financial	551,300	8,341,169
Essent Group	478,000	14,588,560
Evercore Partners Class A	208,900	14,079,860
Flushing Financial	432,648	11,326,725
Great Western Bancorp	426,100	17,044,000
Hope Bancorp	813,480	16,188,252
Houlihan Lokey	321,500	9,159,535
Independent Bank	165,900	10,800,090
Infinity Property & Casualty	132,130	11,396,213

12

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
Old National Bancorp	1,057,700	$18,033,785
Primerica	302,500	21,386,750
Prosperity Bancshares	306,700	20,282,071
Selective Insurance Group	393,700	16,181,070
Sterling Bancorp	923,100	21,000,525
Stifel Financial †	307,900	15,348,815
Umpqua Holdings	970,700	17,249,339
United Fire Group	237,473	10,781,274
Webster Financial	382,500	18,975,825
Western Alliance Bancorp †	312,500	14,600,000
WSFS Financial	281,100	11,988,915

		351,212,836

Healthcare – 12.35%
Acorda Therapeutics †	400,900	8,338,720
Air Methods †	411,400	13,452,780
Catalent †	592,500	14,178,525
CONMED	358,640	15,629,531
CryoLife	580,940	11,415,471
HealthSouth	278,100	11,588,427
ICON †	181,400	13,721,096
Ligand Pharmaceuticals Class B †	162,100	16,923,240
Medicines †	369,000	12,951,900
Merit Medical Systems †	605,287	14,254,509
Quidel †	596,800	13,684,624
Repligen †	195,200	6,285,440
Retrophin †	540,900	11,072,223
Spectrum Pharmaceuticals †	1,104,300	4,317,813
Team Health Holdings †	194,400	8,271,720
TESARO †	167,200	22,687,368
Vanda Pharmaceuticals †	762,500	12,543,125
Wright Medical Group	411,900	9,490,176

		220,806,688

Media – 0.58%
National CineMedia	672,950	10,323,053

		10,323,053

Real Estate – 6.54%
EastGroup Properties	214,200	14,632,002
EPR Properties	32,200	2,239,188
First Industrial Realty Trust	490,300	12,968,435
Gramercy Property Trust	1,670,000	14,595,800
Kite Realty Group Trust	580,900	13,970,645

13

Schedule of investments
Delaware Small Cap Core Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Real Estate (continued)
LaSalle Hotel Properties	448,800	$12,597,816
Life Storage	43,830	3,560,311
Mack-Cali Realty	557,500	15,080,375
Pebblebrook Hotel Trust	438,600	12,614,136
Ramco-Gershenson Properties Trust	866,900	14,711,293

		116,970,001

Technology – 15.60%
Anixter International †	184,950	14,453,843
Applied Micro Circuits †	1,363,201	11,928,009
Brooks Automation	658,300	10,730,290
Callidus Software †	681,300	10,696,410
ExlService Holdings †	343,690	16,345,896
GrubHub †	253,100	9,372,293
Guidewire Software †	75,000	4,178,250
II-VI †	138,700	4,188,740
j2 Global	272,800	20,053,528
KEYW Holding †	703,600	8,816,108
MACOM Technology Solutions Holdings †	221,200	11,020,184
MaxLinear Class A †	587,400	12,000,582
Microsemi †	418,700	22,923,825
NETGEAR †	233,210	12,523,377
Plantronics	201,600	10,446,912
Proofpoint †	265,800	20,469,258
Q2 Holdings †	230,100	6,787,950
Semtech †	555,000	15,595,500
Shutterfly †	306,300	15,520,221
Silicon Laboratories †	206,000	13,668,100
Synaptics †	251,720	13,738,878
Tyler Technologies †	17,500	2,605,750
WNS Holdings ADR †	432,598	10,827,928

		278,891,832

Transportation – 1.79%
Swift Transportation †	513,000	12,809,610
XPO Logistics †	431,700	19,223,601

		32,033,211

Utilities – 2.38%
NorthWestern	303,800	17,043,180
South Jersey Industries	335,900	11,084,700
Spire	222,500	14,360,150

		42,488,030

Total Common Stock (cost $1,489,635,283)		1,756,359,288

14

	Principal amount°	Value (U.S. $)

Short-Term Investments – 2.67%

Discount Notes – 1.75%≠
Federal Home Loan Bank
0.26% 12/20/16	4,022,655	$4,022,273
0.286% 12/21/16	11,648,504	11,647,339
0.31% 1/25/17	3,510,820	3,508,998
0.38% 1/27/17	8,045,311	8,040,983
0.39% 2/3/17	4,022,655	4,019,437

Repurchase Agreements – 0.92%		31,239,030

Bank of America Merrill Lynch 0.22%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $6,060,662 (collateralized by U.S. government obligations 2.625% 7/15/17; market value $6,181,838)	6,060,625	6,060,625
Bank of Montreal 0.25%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $10,101,111 (collateralized by U.S. government obligations 1.125%-3.75% 1/15/17-8/15/45; market value $10,303,065)	10,101,041	10,101,041
BNP Paribas 0.27%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $309,337 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $315,522)	309,334	309,334

		16,471,000

Total Short-Term Investments (cost $47,709,251)		47,710,030

Total Value of Securities – 100.91% (cost $1,537,344,534)		$1,804,069,318

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities
Delaware Small Cap Core Fund	November 30, 2016

Assets:
Investments, at value[1]	$1,756,359,288
Short-term investments, at value[2]	47,710,030
Cash	73,787
Receivables for securities sold	40,215,232
Receivable for fund shares sold	5,836,572
Dividends and interest receivable	1,065,469

Total assets	1,851,260,378

Liabilities:
Payable for securities purchased	58,058,002
Payable for fund shares redeemed	3,547,556
Investment management fees payable to affiliates	965,282
Distribution fees payable to affiliates	180,964
Dividend disbursing and transfer agent fees and expenses payable to affiliates	28,188
Trustees’ fees and expenses payable	10,308
Accounting and administration expenses payable to affiliates	6,555
Legal fees payable to affiliates	2,598
Reports and statements to shareholders expenses payable to affiliates	1,298
Other accrued expenses	667,457

Total liabilities	63,468,208

Total Net Assets	$1,787,792,170

Net Assets Consist of:
Paid-in capital	$1,505,191,342
Accumulated net investment loss	(126,214)
Accumulated net realized gain on investments	16,002,258
Net unrealized appreciation of investments	266,724,784

Total Net Assets	$1,787,792,170

16

Net Asset Value
Class A:
Net assets	$358,054,180
Shares of beneficial interest outstanding, unlimited authorization, no par	16,105,061
Net asset value per share	$22.23
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$23.59

Class C:
Net assets	$126,787,174
Shares of beneficial interest outstanding, unlimited authorization, no par	6,226,006
Net asset value per share	$20.36

Class R:
Net assets	$31,415,851
Shares of beneficial interest outstanding, unlimited authorization, no par	1,450,252
Net asset value per share	$21.66

Institutional Class:
Net assets	$1,271,532,589
Shares of beneficial interest outstanding, unlimited authorization, no par	56,110,887
Net asset value per share	$22.66

Class R6:
Net assets	$2,376
Shares of beneficial interest outstanding, unlimited authorization, no par	104.76
Net asset value per share	$22.68

[1]Investments, at cost	$1,489,635,283
[2]Short-term investments, at cost	47,709,251

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Small Cap Core Fund	Year ended November 30, 2016

Investment Income:
Dividends	$14,906,829
Interest	99,404

15,006,233

Expenses:
Management fees	9,301,139
Distribution expenses — Class A	720,313
Distribution expenses — Class C	1,065,948
Distribution expenses — Class R	137,552
Dividend disbursing and transfer agent fees and expenses	2,608,338
Accounting and administration expenses	420,349
Registration fees	221,396
Reports and statements to shareholders expenses	156,120
Legal fees	66,435
Trustees’ fees and expenses	62,293
Custodian fees	61,841
Audit and tax fees	34,824
Other	37,247

14,893,795
Less expense paid indirectly	(1,552)

Total operating expenses	14,892,243

Net Investment Income	113,990

Net Realized and Unrealized Gain:
Net realized gain on investments	17,114,651
Net change in unrealized appreciation (depreciation) of investments	223,953,067

Net Realized and Unrealized Gain	241,067,718

Net Increase in Net Assets Resulting from Operations	$241,181,708

See accompanying notes, which are an integral part of the financial statements.

18

This page intentionally left blank.

Statements of changes in net assets
Delaware Small Cap Core Fund

	Year ended
	11/30/16	11/30/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$113,990	$(1,187,025)
Net realized gain	17,114,651	30,515,993
Net change in unrealized appreciation (depreciation)	223,953,067	(2,803,584)

Net increase in net assets resulting from operations	241,181,708	26,525,384

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(7,929,245)	(7,433,888)
Class C	(3,159,907)	(3,048,397)
Class R	(829,845)	(896,555)
Institutional Class	(17,906,715)	(12,057,024)

	(29,825,712)	(23,435,864)

Capital Share Transactions:
Proceeds from shares sold:
Class A	173,310,653	177,187,979
Class C	36,104,701	53,178,029
Class R	7,971,464	17,433,914
Institutional Class	758,319,409	522,238,544
Class R6	2,000	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,599,237	7,190,462
Class C	3,089,891	2,974,938
Class R	829,090	894,660
Institutional Class	16,963,530	11,198,200

	1,004,189,975	792,296,726

20

	Year ended
	11/30/16	11/30/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(124,191,393)	$(53,711,295)
Class C	(23,198,788)	(8,612,152)
Class R	(8,396,627)	(5,834,993)
Institutional Class	(285,811,366)	(141,980,145)

	(441,598,174)	(210,138,585)

Increase in net assets derived from capital share transactions	562,591,801	582,158,141

Net Increase in Net Assets	773,947,797	585,247,661

Net Assets:
Beginning of year	1,013,844,373	428,596,712

End of year	$1,787,792,170	$1,013,844,373

Accumulated net investment loss	$(126,214)	$(505,504)

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$20.320	$20.430	$19.540	$13.560	$12.010

(0.017)	(0.044)	(0.059)	(0.036)	(0.022)
2.517	1.012	1.447	6.027	1.572

2.500	0.968	1.388	5.991	1.550

—	—	—	(0.011)	—
(0.590)	(1.078)	(0.498)	—	—

(0.590)	(1.078)	(0.498)	(0.011)	—

$22.230	$20.320	$20.430	$19.540	$13.560

12.86%	4.86%	7.28%	44.21%	12.91%

$358,054	$266,427	$136,070	$69,386	$25,084
1.24%	1.28%	1.32%	1.31%	1.36%
1.24%	1.28%	1.32%	1.35%	1.41%
(0.09% )	(0.22% )	(0.30% )	(0.22% )	(0.17%	)
(0.09% )	(0.22% )	(0.30% )	(0.26% )	(0.22%	)
43%	38%	30%	38%	37%

23

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

11/30/16	11/30/15	11/30/14	11/30/13		11/30/12

$18.800	$19.110	$18.450	$12.890		$11.510

(0.147)	(0.180)	(0.193)	(0.152)		(0.115)
2.297	0.948	1.351	5.712		1.495

2.150	0.768	1.158	5.560		1.380

(0.590)	(1.078)	(0.498)	—		—

(0.590)	(1.078)	(0.498)	—		—

$20.360	$18.800	$19.110	$18.450		$12.890

12.01%	4.11%	6.44%	43.14%		11.99%

$126,787	$99,019	$51,923	$25,828		$10,051
1.99%	2.03%	2.07%	2.06%		2.11%
(0.84% )	(0.97% )	(1.05% )	(0.97%	)	(0.92%	)
43%	38%	30%	38%		37%

25

Financial highlights

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

11/30/16	11/30/15	11/30/14	11/30/13		11/30/12

$19.860	$20.040	$19.220	$13.360		$11.870

(0.063)	(0.092)	(0.106)	(0.076)		(0.054)
2.453	0.990	1.424	5.936		1.544

2.390	0.898	1.318	5.860		1.490

(0.590)	(1.078)	(0.498)	—		—

(0.590)	(1.078)	(0.498)	—		—

$21.660	$19.860	$20.040	$19.220		$13.360

12.60%	4.60%	7.03%	43.86%		12.55%

$31,416	$28,178	$15,833	$12,785		$6,809
1.49%	1.53%	1.57%	1.56%		1.61%
1.49%	1.53%	1.57%	1.64%		1.71%
(0.34% )	(0.47% )	(0.55% )	(0.47%	)	(0.42%	)
(0.34% )	(0.47% )	(0.55% )	(0.55%	)	(0.52%	)
43%	38%	30%	38%		37%

27

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$20.650	$20.690	$19.740	$13.690	$12.100

0.030	0.006	(0.011)	0.005	0.011
2.570	1.032	1.459	6.089	1.579

2.600	1.038	1.448	6.094	1.590

—	—	—	(0.044)	—
(0.590)	(1.078)	(0.498)	—	—

(0.590)	(1.078)	(0.498)	(0.044)	—

$22.660	$20.650	$20.690	$19.740	$13.690

13.15%	5.15%	7.51%	44.64%	13.14%

$1,271,533	$620,220	$224,771	$81,858	$41,164
0.99%	1.03%	1.07%	1.06%	1.11%
0.16%	0.03%	(0.05% )	0.03%	0.08%
43%	38%	30%	38%	37%

29

Financial highlights

Delaware Small Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout the period was as follows:

	5/2/16[1] to 11/30/16

Net asset value, beginning of period	$19.090

Income from investment operations:
Net investment income[2]	0.034
Net realized and unrealized gain	3.556

Total from investment operations	3.590

Net asset value, end of period	$22.680

Total return[3]	18.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	0.82%
Ratio of net investment income to average net assets	0.29%
Portfolio turnover	43%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

30

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2016

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund (formerly, Delaware Dividend Income Fund), Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares, are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on May 2, 2016.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2013–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each

31

Notes to financial statements
Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2016, and matured on the next business day.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no such commission rebates for the year ended Nov. 30, 2016.

32

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2016, the Fund earned $1,552 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2016, the Fund was charged $62,300 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2016, the Fund was charged $270,635 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets

33

Notes to financial statements
Delaware Small Cap Core Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2016, the Fund was charged $26,788 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2016, DDLP earned $125,565 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2016, DDLP received gross CDSC commissions of $1,013 and $13,560, on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/ dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2016, the Fund engaged in securities sales of $5,109,589, which resulted in net realized gains of $263.

3. Investments

For the year ended Nov. 30, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,079,545,481
Sales	564,065,552

At Nov. 30, 2016, the cost and unrealized appreciation (depreciation) of investments for the Fund for federal income tax purposes were as follows:

Cost of investments	$1,540,663,346

Aggregate unrealized appreciation of investments	$304,526,515
Aggregate unrealized depreciation of investments	(41,120,543)

Net unrealized appreciation of investments	$263,405,972

34

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$1,756,359,288	$—	$1,756,359,288
Short-Term Investments	—	47,710,030	47,710,030

Total Value of Securities	$1,756,359,288	$47,710,030	$1,804,069,318

During the year ended Nov. 30, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

35

Notes to financial statements
Delaware Small Cap Core Fund

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2016 and 2015 was as follows:

	Year ended
	11/30/16	11/30/15
Ordinary Income	$—	$2,417,350
Long-term capital gain	29,825,712	21,018,514

Total	$29,825,712	$23,435,864

5. Components of Net Assets on a Tax Basis
As of Nov. 30, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,505,191,342
Undistributed long-term capital gain	19,321,070
Qualified late year loss deferrals	(126,214)
Net unrealized appreciation of investments	263,405,972

Net assets	$1,787,792,170

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2016 through Nov. 30, 2016, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2016, the Fund recorded the following reclassifications:

Accumulated net investment loss	$265,300
Paid in capital	(265,300)

36

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/16	11/30/15
Shares sold:
Class A	9,107,641	8,800,988
Class C	2,089,776	2,853,899
Class R	436,685	881,190
Institutional Class	39,755,108	25,606,614
Class R6	105	—

Shares issued upon reinvestment of dividends and distributions:
Class A	407,469	362,058
Class C	179,645	160,808
Class R	45,504	45,998
Institutional Class	894,227	556,294

	52,916,160	39,267,849

Shares redeemed:
Class A	(6,521,639)	(2,712,915)
Class C	(1,310,091)	(464,555)
Class R	(450,529)	(298,710)
Institutional Class	(14,573,740)	(6,990,358)

	(22,855,999)	(10,466,538)

Net increase	30,060,161	28,801,311

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Year ended
11/30/16	315,676	170,244	246	463,079	$9,408,668
Year ended
11/30/15	1,967	56,284	—	53,562	1,091,472

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under

37

Notes to financial statements
Delaware Small Cap Core Fund

7. Line of Credit (continued)

the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of Nov. 30, 2016, or at any time during the period then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

38

At Nov. 30, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
	Repurchase	Non-Cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$6,060,625	$(6,060,625)	$—	$(6,060,625)	$—
Bank of Montreal	10,101,041	(10,101,041)	—	(10,101,041)	—
BNP Paribas	309,334	(309,334)	—	(309,334)	—

Total	$16,471,000	$(16,471,000)	$—	$(16,471,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperative and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of

39

Notes to financial statements
Delaware Small Cap Core Fund

9. Securities Lending (continued)

supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2016, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit

40

on investments in illiquid securities. As of Nov. 30, 2016, there were no Rule 144A securities held by the Fund. When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2016 that would require recognition or disclosure in the Fund’s financial statements.

41

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Core Fund (one of the series constituting Delaware Group® Equity Funds V, hereafter referred to as the “Fund”) as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

42

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

(A)	is based on a percentage of the Fund’s total distributions.

Board consideration of Delaware Small Cap Core Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

43

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Board consideration of Delaware Small Cap Core Fund investment advisory agreement (continued)

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In

44

reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

45

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		Since October 2016
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		Since December 2016
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

49

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director —HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) — PNC Financial		Director —
Services Group		HSBC Bank

Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

51

About the organization

Board of trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Chairman of the Board
Delaware Investments
Family of Funds
Private Investor
Rosemont, PA

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Investments
Family of Funds
Philadelphia, PA

Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA

Daniel V. Geatens
Vice President and
Treasurer
Delaware Investments
Family of Funds
Philadelphia, PA

John A. Fry
President
Drexel University
Philadelphia, PA

Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments
Family of Funds
Philadelphia, PA

Frances A.
Sevilla-Sacasa
Chief Executive Officer
Banco Itaú
International
Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

52

Annual report

U.S. equity mutual fund

Delaware Small Cap Value Fund

November 30, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Value Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information

●	Obtain share prices

●	Check your account balance and recent transactions

●	Request statements or literature

●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Value Fund	December 6, 2016

Performance preview (for the year ended November 30, 2016)
Delaware Small Cap Value Fund (Institutional Class shares)	1-year return	+18.77%
Delaware Small Cap Value Fund (Class A shares)	1-year return	+18.47%
Russell 2000® Value Index (benchmark)	1-year return	+19.85%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap value stocks fell sharply in the opening months of 2016 and then rallied strongly to finish the Fund’s fiscal year with solid gains. Initially, equity markets in the United States declined as energy prices fell and investors grew concerned with the possibility of a global economic slowdown. As that fear abated, stocks pushed higher throughout spring and summer before consolidating gains in the final contentious weeks of the U.S. presidential campaign. To the surprise of many analysts, most stocks — especially small-caps — unleashed a powerful rally beginning the day after the election. Investors seemed to conclude that a Donald Trump administration would favor a pro-growth economic agenda comprising reduced regulation, lower corporate taxes, and a new approach to international trade. All told, from the market bottom in mid-February to the high in late November, small-cap value stocks traversed a trading range of more than 40%, encompassing a broader swath of small companies as it progressed.

The high political drama of the U.S. presidential election played out against a backdrop of uncertain monetary policy and an economic expansion that had entered its 8th year as of mid-2016. After raising benchmark interest rates early in the Fund’s fiscal period and telegraphing that more rate hikes were on the agenda for 2016, the U.S. Federal Reserve subsequently backed

Small-cap stocks

rallied strongly

during the fiscal

year, aided by:

●	Continued economic growth and falling unemployment

●	Monetary policy that chose to err on the side of caution

●	Indications of a forthcoming fiscal stimulus package.

1

Portfolio management review
Delaware Small Cap Value Fund

off, citing a variety of risks, including the British vote to leave the European Union in June, a general lack of inflationary pressures, and a less-than-robust pace of economic growth. As the fiscal period ended, however, investors expected that the Fed would soon raise rates but that monetary policy would remain accommodative for the foreseeable future. With the labor market nearing full employment and price pressure a likely result of faster economic growth, an interest rate hike seemed imminent.

Excluding energy companies, corporate profits for the majority of small-cap stocks continued to grow throughout the Fund’s fiscal year, although at a slower rate than earlier in the economic recovery. Many companies still experiencing excess capacity chose to return excess cash to shareholders in the form of dividend increases and share buybacks. For most of the fiscal period, relative strength was concentrated in cyclical industries like technology and industrials as well as those with high rates of capital spending; during the last days and weeks of November, however, financial stocks gained on the post-election promise of reduced regulation while energy stocks rallied after the Organization of the Petroleum Exporting Countries (OPEC) agreed to cut production. Elsewhere, the healthcare sector pulled back given the Affordable Care Act’s uncertain future, biotechnology stocks encountered a bout of profit taking, and real estate investment trusts (REITs) and utility stocks underperformed on fears of rising interest rates.

Within the Fund

For the fiscal year ended Nov. 30, 2016, Delaware Small Cap Value Fund Institutional Class shares returned +18.77%. The Fund’s Class A shares returned +18.47% at net asset value and +11.66% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2000 Value Index, returned +19.85%. For complete, annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

At the sector level, the Fund benefited from an overweight to asset-sensitive financial stocks, particularly banks with solid loan portfolios. These banks were positioned to gain from a rise in interest rates and a reduction in taxes and regulations. The Fund also benefited from maintaining an underweight to utilities and REITs, both of which failed to participate in the late-period rally. Finally, retaining over-weights to basic industry and capital spending were beneficial to performance as well, given the market leadership these sectors enjoyed over the fiscal year.

Meanwhile, the Fund’s underweight allocation to metals and mining stocks detracted from performance. The group is highly leveraged — and thus highly volatile — based on moves in the underlying commodity. The Fund’s underweight to higher-beta names, particularly in the biotechnology sector, also detracted from relative performance. (Beta is a measure of a stock’s volatility in relation to the market as a whole.) As we have emphasized in past reviews, the Fund is biased toward companies with strong balance sheets and those that generate abundant free-cash flow. As such, we recognize that there are times when those strict value-based requirements will cause the Fund’s returns to lag its benchmark. However, we hold firm to the belief that financial strength — as evidenced by the ability of companies to return cash to shareholders through dividends and share buybacks — is more likely to generate attractive risk-adjusted performance over longer periods.

Among individual holdings, the Fund’s stake in Patterson-UTI Energy contributed positively to the Fund’s relative return. The company provides onshore contract drilling services, including pressure pumping, to the oil and gas industry. We added to the Fund’s existing position at what we considered to be a favorable price in the third quarter of 2016 and continued to own its shares

2

when the fiscal period ended. The Fund’s overweight to the specialty-chemical company Albemarle also boosted relative performance. The stock soared more than 60% amid broad-based strength in the basic materials sector. Additionally, investors applauded management’s decision to shed an underperforming subsidiary and focus on its core business. The bulk of the rally occurred between February and July; we have since moved to reduce the Fund’s allocation to Albemarle as the stock neared our target price. Finally, chip-maker Cirrus Logic contributed to the Fund’s relative performance, climbing by nearly two-thirds during the fiscal period on the back of strong global demand for its audio products, many of which are used by Apple. Though the company continues to enjoy strong free cash flow and a robust balance sheet, we reduced the Fund’s allocation when it approached our target price late in the fiscal year.

Among detractors, the Fund’s position in the independent exploration and development company Whiting Petroleum hurt relative performance. After plunging early in the fiscal period in concert with the drop in energy prices, the stock recovered somewhat as oil rebounded and after the company took steps to repair its balance sheet. We continue to hold the stock given the company’s improved free-cash flow position and because of what we consider to be the attractive long-term potential of its acreage assets in the Bakken Shale region along the U.S.-Canadian border. The Fund’s stake in Core-Mark Holding Company was another detractor. The company distributes a wide variety of food merchandise to convenience stores across the U.S., but fell sharply beginning in late July after announcing disappointing earnings. We continue to like the company, however, and viewed the pullback as an opportunity to add to the Fund’s position. Finally, janitorial and office supply distributor Essendant (formerly United Stationers Supply Company) detracted from the Fund’s relative performance. The company’s business model depends on high volumes to compensate for low margins, and the absence of pricing power became apparent when a series of earnings reports failed to meet investor expectations, triggering a selloff in its shares. We continue to hold the stock, although at a reduced allocation.

As the fiscal period concluded, the Fund was positioned to benefit from moderate economic growth through overweights to basic materials, technology, and companies with high rates of capital spending, offset by under weights to defensive areas including utilities and REITs. Overlaying our decisions, as always, is our preference for businesses that are financially solid and shareholder friendly, as evidenced in part by rising dividends and share buy backs.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2016
	1 year	5 years	10 years	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	+18.47%	+13.40%	+7.39%	+11.48%
Including sales charge	+11.66%	+12.06%	+6.76%	+11.26%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+17.58%	+12.55%	+6.59%	+9.68%
Including sales charge	+16.58%	+12.55%	+6.59%	+9.68%
Class R (Est. June 2, 2003)
Excluding sales charge	+18.19%	+13.12%	+7.13%	+10.27%
Including sales charge	+18.19%	+13.12%	+7.13%	+10.27%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+18.77%	+13.68%	+7.66%	+11.02%
Including sales charge	+18.77%	+13.68%	+7.66%	+11.02%
Class R6 (Est. May 2, 2016)
Excluding sales charge	n/a	n/a	n/a	+19.28%*
Including sales charge	n/a	n/a	n/a	+19.28%*
Russell 2000 Value Index	+19.85%	+14.50%	+5.92%	+10.86%**

* Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +21.82% and is as of the month-end prior to the Class R6 inception date.

** The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.21%	1.96%	1.46%	0.96%	0.78%
(without fee waivers)
Net expenses	1.21%	1.96%	1.46%	0.96%	0.78%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2006 through Nov. 30, 2016

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2006. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208
Class R6	DVZRX	24610B818

7

Disclosure of Fund expenses
For the six-month period from June 1, 2016 to November 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2016 to Nov. 30, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Annualized Expense Ratio	Expenses Paid During Period 6/1/16 to 11/30/16*

Actual Fund return†
Class A	$1,000.00	$1,168.80	1.22%	$6.61
Class C	1,000.00	1,164.30	1.97%	10.66
Class R	1,000.00	1,167.50	1.47%	7.97
Institutional Class	1,000.00	1,170.20	0.97%	5.26
Class R6	1,000.00	1,171.10	0.77%	4.18

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.22%	$6.16
Class C	1,000.00	1,015.15	1.97%	9.92
Class R	1,000.00	1,017.65	1.47%	7.41
Institutional Class	1,000.00	1,020.15	0.97%	4.90
Class R6	1,000.00	1,021.15	0.77%	3.89

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	97.64%
Basic Industry	9.57%
Business Services	1.22%
Capital Spending	7.67%
Consumer Cyclical	3.60%
Consumer Services	6.95%
Consumer Staples	2.92%
Energy	7.00%
Financial Services	28.65%
Healthcare	4.13%
Real Estate	7.62%
Technology	13.29%
Transportation	2.51%
Utilities	2.51%
Exchange-Traded Fund	0.40%
Short-Term Investments	1.31%
Total Value of Securities	99.35%
Receivables and Other Assets Net of Liabilities	0.65%
Total Net Assets	100.00%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of banks, diversified financial services, insurance and investment companies. As of Nov. 30, 2016, such amounts, as percentage of total net assets, were 21.46%, 1.12%, 5.40%, and 0.67%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	3.10%
Berry Plastics Group	2.23%
MasTec	2.19%
Webster Financial	2.17%
Selective Insurance Group	1.76%
Hancock Holding	1.73%
Synopsys	1.66%
Bank of Hawaii	1.58%
Patterson-UTI Energy	1.52%
Great Western Bancorp	1.46%

11

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2016

	Number of shares	Value (U.S. $)
Common Stock – 97.64%²

Basic Industry – 9.57%
Albemarle	297,626	$26,125,610
Berry Plastics Group †	1,447,010	72,017,688
Chemtura †	765,700	25,229,815
Clearwater Paper †	490,105	30,484,531
HB Fuller	910,300	42,774,997
Kaiser Aluminum	212,127	17,477,143
Minerals Technologies	186,312	15,091,272
Olin	1,791,800	46,586,800
Trinseo	557,300	32,629,915
USG †	31,440	900,442

		309,318,213

Business Services – 1.22%
Deluxe	333,800	22,598,260
Essendant	151,818	2,940,715
WESCO International †	204,600	13,892,340

		39,431,315

Capital Spending – 7.67%
Altra Industrial Motion	725,743	25,401,005
EnPro Industries	260,400	15,832,320
H&E Equipment Services	1,261,400	23,222,374
ITT	1,009,600	40,757,552
MasTec †	1,865,200	70,784,340
Primoris Services	1,122,700	25,743,511
Regal Beloit	239,900	17,488,710
Tetra Tech	303,400	13,000,690
Thermon Group Holdings †	808,429	15,554,174

		247,784,676

Consumer Cyclical – 3.60%
Barnes Group	604,100	27,909,420
Knoll	746,169	19,780,940
Meritage Homes †	835,100	30,105,355
Standard Motor Products	321,340	16,047,720
Tenneco †	379,200	22,353,840

		116,197,275

Consumer Services – 6.95%
Asbury Automotive Group †	188,700	11,086,125
Cable One	27,500	16,254,150
Cato Class A	323,044	9,562,102
Cheesecake Factory	488,700	28,916,379
Cinemark Holdings	546,431	21,769,812
Finish Line Class A	274,400	6,157,536
Genesco †	26,245	1,658,684

12

	Number of shares	Value (U.S. $)
Common Stock² (continued)

Consumer Services (continued)
International Speedway Class A	557,900	$20,530,720
Meredith	424,218	23,565,310
Steven Madden †	610,150	22,606,057
Texas Roadhouse	392,200	18,390,258
UniFirst	168,200	23,775,070
Wolverine World Wide	899,200	20,258,976

		224,531,179

Consumer Staples – 2.92%
Core-Mark Holding	531,500	19,405,065
J&J Snack Foods	224,100	27,212,463
Pinnacle Foods	518,600	25,701,816
Scotts Miracle-Gro Class A	242,800	22,160,356

		94,479,700

Energy – 7.00%
Dril-Quip †	267,200	15,110,160
Helix Energy Solutions Group †	1,901,900	19,874,855
Jones Energy Class A †	395,900	1,821,140
Oasis Petroleum †	1,917,000	28,697,490
Patterson-UTI Energy	1,836,800	48,987,456
SM Energy	802,800	31,999,608
Southwest Gas	533,600	39,555,768
Western Refining	818,800	29,370,356
Whiting Petroleum †	869,100	10,620,402

		226,037,235

Financial Services – 28.65%
American Equity Investment Life Holding	1,466,500	30,400,545
Bank of Hawaii	610,500	50,897,385
Boston Private Financial Holdings	1,778,400	26,676,000
Community Bank System	788,000	44,679,600
East West Bancorp	2,090,923	100,113,393
First Financial Bancorp	1,491,600	39,974,880
First Interstate BancSystem	581,300	21,944,075
First Midwest Bancorp	1,377,900	33,455,412
Great Western Bancorp	1,179,050	47,162,000
Hancock Holding	1,345,700	55,913,835
Independent Bank	233,500	15,200,850
Infinity Property & Casualty	259,682	22,397,573
Main Street Capital	594,400	21,648,048
NBT Bancorp	1,050,600	40,595,183
ProAssurance	576,900	32,335,245
Prosperity Bancshares	492,500	32,569,025
S&T Bancorp	664,556	23,518,637

13

Schedule of investments
Delaware Small Cap Value Fund

	Number of shares	Value (U.S. $)
Common Stock² (continued)

Financial Services (continued)
Selective Insurance Group	1,382,300	$56,812,530
Stifel Financial †	730,700	36,425,395
Umpqua Holdings	1,243,000	22,088,110
Validus Holdings	597,384	32,461,847
Valley National Bancorp	3,174,100	35,994,294
Webster Financial	1,411,400	70,019,554
WesBanco	817,200	32,581,764

		925,865,180

Healthcare – 4.13%
Haemonetics †	363,800	14,417,394
Owens & Minor	709,000	24,042,190
Service Corp. International	640,100	17,276,299
STERIS	310,480	20,370,593
Teleflex	122,200	18,077,046
VCA †	258,600	16,188,360
VWR †	852,616	23,191,155

		133,563,037

Real Estate – 7.62%
Alexander & Baldwin	550,100	24,242,907
Brandywine Realty Trust	2,302,537	35,343,943
Education Realty Trust	537,933	21,840,080
Healthcare Realty Trust	886,200	26,036,556
Highwoods Properties	748,400	35,968,104
Lexington Realty Trust	2,873,400	29,682,222
Ramco-Gershenson Properties Trust	1,318,889	22,381,546
Summit Hotel Properties	1,582,100	22,497,462
Washington Real Estate Investment Trust	907,400	28,183,844

		246,176,664

Technology – 13.29%
Brocade Communications Systems	1,430,600	17,653,604
Cirrus Logic †	407,000	22,385,000
CommScope Holding †	1,208,448	43,479,959
Electronics For Imaging †	743,900	32,374,528
MaxLinear Class A †	857,400	17,516,682
NetScout Systems †	870,406	27,156,667
ON Semiconductor †	2,913,400	34,319,852
PTC †	666,300	32,455,473
Super Micro Computer †	784,300	21,450,605
Synopsys †	888,300	53,724,384
Tech Data †	344,619	29,247,814
Teradyne	1,322,400	32,240,112
Tower Semiconductor	718,878	12,911,049

14

	Number of shares	Value (U.S. $)
Common Stock² (continued)

Technology (continued)
TTM Technologies †	1,178,200	$15,988,174
Vishay Intertechnology	2,412,500	36,549,376

		429,453,279

Transportation – 2.51%
Kirby †	262,400	16,649,280
Matson	514,200	19,339,062
Saia †	353,950	14,777,413
Werner Enterprises	1,119,300	30,277,064

		81,042,819

Utilities – 2.51%
Black Hills	433,500	25,468,125
El Paso Electric	572,400	25,786,620
NorthWestern	531,400	29,811,540
		81,066,285

Total Common Stock (cost $2,201,984,283)		3,154,946,857

Exchange-Traded Fund – 0.40%

iShares Russell 2000 Value ETF	111,800	12,839,112

Total Exchange-Traded Fund (cost $10,812,904)		12,839,112

	Principal amount°
Short-Term Investments – 1.31%

Repurchase Agreements – 1.31%
Bank of America Merrill Lynch 0.22%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $15,619,515 (collateralized by U.S. government obligations 2.625% 7/15/17; market value $15,931,810)	15,619,419	15,619,419
Bank of Montreal 0.25%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $26,032,546 (collateralized by U.S. government obligations 1.125%–3.75% 1/15/17–8/15/45; market value $26,553,021)	26,032,366	26,032,366
BNP Paribas 0.27%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $797,221 (collateralized by U.S. government obligations 3.00%	797,215	797,215

11/15/45; market value $813,163)		42,449,000

Total Short-Term Investments (cost $42,449,000)		42,449,000

15

Schedule of investments
Delaware Small Cap Value Fund

Total Value of Securities – 99.35% (cost $2,255,246,187)	$3,210,234,969

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ETF – Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

16

Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2016

Assets:
Investments, at value[1]	$3,167,785,969
Short-term investments, at value[2]	42,449,000
Cash	524,054
Receivable for securities sold	22,745,270
Receivable for fund shares sold	8,888,026
Dividends and interest receivable	3,788,218

Total assets	3,246,180,537

Liabilities:
Payable for fund shares redeemed	9,199,236
Payable for securities purchased	2,244,929
Investment management fees payable to affiliates	1,669,499
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	1,180,146
Distribution fees payable to affiliates	284,330
Dividend disbursing and transfer agent fees and expenses payable to affiliates	50,869
Trustees’ fees and expenses payable	18,904
Accounting and administration expenses payable to affiliates	11,829
Legal fees payable to affiliates	4,767
Reports and statements to shareholders expenses payable to affiliates	2,346
Other accrued expenses	335,921

Total liabilities	15,002,776

Total Net Assets	$3,231,177,761

Net Assets Consist of:
Paid-in capital	$2,351,391,999
Undistributed net investment income	14,302,931
Accumulated net realized loss on investments	(89,505,951)
Net unrealized appreciation of investments	954,988,782

Total Net Assets	$3,231,177,761

17

Statement of assets and liabilities
Delaware Small Cap Value Fund

Net Asset Value
Class A:
Net assets	$870,157,512
Shares of beneficial interest outstanding, unlimited authorization, no par	14,961,904
Net asset value per share	$58.16
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$61.71

Class C:
Net assets	$107,103,762
Shares of beneficial interest outstanding, unlimited authorization, no par	2,215,440
Net asset value per share	$48.34

Class R:
Net assets	$83,557,056
Shares of beneficial interest outstanding, unlimited authorization, no par	1,481,549
Net asset value per share	$56.40

Institutional Class:
Net assets	$2,166,172,352
Shares of beneficial interest outstanding, unlimited authorization, no par	35,326,838
Net asset value per share	$61.32

Class R6:
Net assets	$4,187,079
Shares of beneficial interest outstanding, unlimited authorization, no par	68,214
Net asset value per share	$61.38

[1]Investments, at cost	$2,212,797,187
[2]Short-term investments, at cost	42,449,000

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2016

Investment Income:
Dividends	$48,641,045
Interest	63,263

48,704,308

Expenses:
Management fees	18,149,604
Distribution expenses — Class A	1,881,653
Distribution expenses — Class C	965,050
Distribution expenses — Class R	368,398
Dividend disbursing and transfer agent fees and expenses	6,648,126
Accounting and administration expenses	865,467
Reports and statements to shareholders expenses	343,126
Registration fees	179,568
Legal fees	158,150
Trustees’ fees and expenses	131,006
Custodian fees	129,377
Audit and tax fees	34,817
Other	82,231

29,936,573
Less expense paid indirectly	(1,792)

Total operating expenses	29,934,781

Net Investment Income	18,769,527

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(88,878,796)
Net change in unrealized appreciation (depreciation) of investments	523,353,799

Net Realized and Unrealized Gain	434,475,003

Net Increase in Net Assets Resulting from Operations	$453,244,530

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year ended
	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,769,527	$21,321,313
Net realized gain (loss)	(88,878,796)	157,799,628
Net change in unrealized appreciation (depreciation)	523,353,799	(144,766,971)

Net increase in net assets resulting from operations	453,244,530	34,353,970

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,888,545)	(2,529,301)
Class C	(36,511)	—
Class R	(315,171)	(78,471)
Institutional Class	(16,110,154)	(9,685,508)

Net realized gain:
Class A	(43,679,963)	(37,171,869)
Class C	(7,046,702)	(6,106,100)
Class R	(4,516,923)	(4,105,600)
Institutional Class	(102,728,847)	(81,208,563)

	(179,322,816)	(140,885,412)

Capital Share Transactions:
Proceeds from shares sold:
Class A	189,762,079	254,031,977
Class C	12,177,496	18,856,506
Class R	20,226,276	24,715,625
Institutional Class	818,108,350	768,303,708
Class R6	3,815,071	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	47,959,569	39,096,602
Class C	6,859,386	5,896,531
Class R	4,831,510	4,183,570
Institutional Class	116,778,225	89,377,797

	1,220,517,962	1,204,462,316

20

	Year ended
	11/30/16	11/30/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(249,008,842)	$(243,557,284)
Class C	(29,025,396)	(19,187,893)
Class R	(30,393,069)	(26,427,025)
Institutional Class	(908,892,095)	(590,103,471)
Class R6	(38,527)	—

	(1,217,357,929)	(879,275,673)

Increase in net assets derived from capital share transactions	3,160,033	325,186,643

Net Increase in Net Assets	277,081,747	218,655,201

Net Assets:
Beginning of year	2,954,096,014	2,735,440,813

End of year	$3,231,177,761	$2,954,096,014

Undistributed net investment income	$14,302,931	$16,952,462

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$52.550	$54.870	$52.370	$39.750	$37.860

0.278	0.322	0.148	0.119	0.074
8.551	0.152	3.508	12.847	3.622

8.829	0.474	3.656	12.966	3.696

(0.324)	(0.178)	(0.055)	(0.092)	—
(2.895)	(2.616)	(1.101)	(0.254)	(1.806)

(3.219)	(2.794)	(1.156)	(0.346)	(1.806)

$58.160	$52.550	$54.870	$52.370	$39.750

18.47%	0.90%	7.12%	32.87%	10.21%

$870,158	$794,664	$775,076	$884,026	$522,403
1.24%	1.22%	1.22%	1.25%	1.32%

1.24%	1.22%	1.22%	1.29%	1.37%
0.57%	0.62%	0.27%	0.26%	0.19%

0.57%	0.62%	0.27%	0.22%	0.14%
19%	20%	17%	28%	11%

23

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$44.240	$46.790	$45.110	$34.450	$33.280

(0.073)	(0.059)	(0.219)	(0.196)	(0.188)
7.083	0.125	3.000	11.110	3.164

7.010	0.066	2.781	10.914	2.976

(0.015)	—	—	—	—
(2.895)	(2.616)	(1.101)	(0.254)	(1.806)

(2.910)	(2.616)	(1.101)	(0.254)	(1.806)

$48.340	$44.240	$46.790	$45.110	$34.450

17.58%	0.14%	6.30%	31.93%	9.37%

$107,104	$108,890	$109,368	$99,099	$66,231
1.99%	1.97%	1.97%	2.00%	2.07%
(0.18% )	(0.13% )	(0.48% )	(0.49% )	(0.56% )
19%	20%	17%	28%	11%

25

Financial highlights

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$51.050	$53.390	$51.060	$38.770	$37.050

0.151	0.186	0.012	0.004	(0.022)
8.296	0.140	3.419	12.540	3.548

8.447	0.326	3.431	12.544	3.526

(0.202)	(0.050)	—	—	—
(2.895)	(2.616)	(1.101)	(0.254)	(1.806)

(3.097)	(2.666)	(1.101)	(0.254)	(1.806)

$56.400	$51.050	$53.390	$51.060	$38.770

18.19%	0.63%	6.85%	32.55%	9.96%

$83,557	$81,187	$82,577	$76,501	$44,379
1.49%	1.47%	1.47%	1.50%	1.57%

1.49%	1.47%	1.47%	1.58%	1.67%
0.32%	0.37%	0.02%	0.01%	(0.06% )

0.32%	0.37%	0.02%	(0.07% )	(0.16% )
19%	20%	17%	28%	11%

27

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$55.230	$57.520	$54.830	$41.590	$39.430

0.421	0.475	0.292	0.250	0.180
9.018	0.163	3.672	13.434	3.786

9.439	0.638	3.964	13.684	3.966

(0.454)	(0.312)	(0.173)	(0.190)	—
(2.895)	(2.616)	(1.101)	(0.254)	(1.806)

(3.349)	(2.928)	(1.274)	(0.444)	(1.806)

$61.320	$55.230	$57.520	$54.830	$41.590

18.77%	1.15%	7.38%	33.22%	10.49%

$2,166,172	$1,969,355	$1,768,420	$1,214,512	$348,533
0.99%	0.97%	0.97%	1.00%	1.07%
0.82%	0.87%	0.52%	0.51%	0.44%
19%	20%	17%	28%	11%

29

Financial highlights

Delaware Small Cap Value Fund Class R6

Selected data for each share of the Fund outstanding throughout the period was as follows:

	5/2/16[1]
	to
	11/30/16

Net asset value, beginning of period	$51.460

Income from investment operations:
Net investment income[2]	0.320
Net realized and unrealized gain	9.600

Total from investment operations	9.920

Net asset value, end of period	$61.380

Total return[3]	19.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,187
Ratio of expenses to average net assets	0.77%
Ratio of net investment income to average net assets	0.96%
Portfolio turnover	19%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

30

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2016

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund (formerly, Delaware Dividend Income Fund), Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on May 2, 2016.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2013–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

31

Notes to financial statements
Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2016, and matured on the next business day.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best

32

execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no such commission rebates for the year ended Nov. 30, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2016, the Fund earned $1,792 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2016, the Fund was charged $127,603 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2016, the Fund was charged $555,033 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

33

Notes to financial statements
Delaware Small Cap Value Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2016, the Fund was charged $56,567 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2016, DDLP earned $25,225 for commissions on sales of the Fund’s Class A shares. For the year ended, Nov. 30, 2016, DDLP received gross CDSC commissions of $291 and $4,293, on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2016, the Fund engaged in securities purchases of $15,180,020.

3. Investments

For the year ended Nov. 30, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$521,087,147
Sales	694,337,934

At Nov. 30, 2016, the cost of investments and unrealized appreciation (depreciation) were as follows:

Cost of investments	$2,276,704,630

Aggregate unrealized appreciation of investments	$987,118,230
Aggregate unrealized depreciation of investments	(53,587,891)

Net unrealized appreciation of investments	$933,530,339

34

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities,government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$3,154,946,857	$—	$3,154,946,857
Exchange-Traded Fund	12,839,112	—	12,839,112
Short-Term Investments	—	42,449,000	42,449,000

Total Value of Securities	$3,167,785,969	$42,449,000	$3,210,234,969

35

Notes to financial statements
Delaware Small Cap Value Fund

3. Investments (continued)

During the year ended Nov. 30, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2016 and 2015 was as follows:

	Year ended
	11/30/16	11/30/15
Ordinary income	$30,889,537	$31,906,524
Long-term capital gain	148,433,279	108,978,888

Total	$179,322,816	$140,885,412

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,351,391,999
Undistributed ordinary income	14,302,931
Capital loss carryforwards	(68,047,508)
Unrealized appreciation of investments	933,530,339

Net assets	$3,231,177,761

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2016, the Fund recorded the following reclassifications:

Undistributed net investment income	$(68,677)
Accumulated net realized loss on investments	68,677

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will

36

retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$23,513,284	$44,534,224

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/16	11/30/15
Shares sold:
Class A	3,899,603	4,919,498
Class C	296,562	425,227
Class R	424,858	484,938
Institutional Class	15,899,459	14,039,643
Class R6	68,907	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,049,903	748,690
Class C	179,377	133,165
Class R	108,793	82,273
Institutional Class	2,430,351	1,632,471

	24,357,813	22,465,905

Shares redeemed:
Class A	(5,110,308)	(4,670,476)
Class C	(721,790)	(434,350)
Class R	(642,425)	(523,606)
Institutional Class	(18,663,073)	(10,754,425)
Class R6	(693)	—

	(25,138,289)	(16,382,857)

Net increase (decrease)	(780,476)	6,083,048

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

37

Notes to financial statements
Delaware Small Cap Value Fund

6. Capital Shares (continued)

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class
	Shares	Shares	Shares	Shares	Shares	Value
Year ended
11/30/16	71,905	2,977	26	27	70,615	$3,771,033
Year ended
11/30/15	107,154	1,934	3,358	3,960	103,305	$5,893,372

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of Nov. 30, 2016, or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with certain of its derivative contract

38

counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
	Repurchase	Non-cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$15,619,419	$(15,619,419)	$—	$(15,619,419)	$—
Bank of Montreal	26,032,366	(26,032,366)	—	(26,032,366)	—
BNP Paribas	797,215	(797,215)	—	(797,215)	—

Total	$42,449,000	$(42,449,000)	$—	$(42,449,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

39

Notes to financial statements
Delaware Small Cap Value Fund

9. Securities Lending (continued)

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2016, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

40

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2016, there were no Rule 144A securities held by the Fund. When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2016 that would require recognition or disclosure in the Fund’s financial statements.

41

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund (one of the series constituting Delaware Group® Equity Funds V, hereafter referred to as the “Fund”) as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

42

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	82.77%
(B) Ordinary Income Distributions* (Tax Basis)	17.23%
Total Distributions	100.00%
(C) Qualifying Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100.00%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

For the fiscal year ended Nov. 30, 2016, certain interest income paid by the Fund, has been determined to be Qualified Interest Income and Short-Term Capital Gains, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2016, the Fund has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains of $5,802 and $9,470,479, respectively.

Board consideration of Delaware Small Cap Value Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports

43

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of Delaware Small Cap Value Fund investment advisory agreement (continued)

were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make

44

up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Lipper currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes — one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to both Performance Universes, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of the Performance Universes and the Fund’s total return for the 10-year period was in the second quartile of the Performance Universes. The Board determined that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

Lipper currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s expenses to two separate Expense Groups — one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management

45

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of Delaware Small Cap Value Fund investment advisory agreement (continued)

fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

46

This page intentionally left blank.

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		Since October 2016
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		Since December 2016
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

51

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans

Former Vice President and
Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

54

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Group Equity Funds V (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,060 for the fiscal year ended November 30, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $95,275 for the fiscal year ended November 30, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,474 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,474 for the fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended November 30, 2016 and November 30, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2017